          As filed with the Securities and Exchange Commission on April 29, 2004


                                                     Registration No. 333-100664

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 3

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
                           (Exact name of Registrant)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                100 Summit Drive
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (914) 773-0708

                          James D. Gallagher, President
              The Manufacturers Life Insurance Company of New York
                                100 Summit Drive
                               Valhalla, NY 10595
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                                 Suite 300 West
                               1300 I Street, N.W.
                           Washington, D.C. 20005-3306

Approximate date of commencement of proposed public offering: As soon after the effective date of this registration statement as is practicable.

It is proposed that this filing will become effective (check the appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b)
[X]    on (May 1, 2004) pursuant to paragraph (b)
[ ]    60 days after filing pursuant to paragraph (a)(1)
[ ]    on (May 1, 2004) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B

                            VENTURE SURVIVORSHIP VUL
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy"). The Policy is offered by The Manufacturers Life Insurance Company of New York (the "Company" or "Manulife New York"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life") based in Toronto, Canada. Manulife Financial Corporation ("MFC") is the holding company of Manufacturers Life and its subsidiaries, collectively known as Manulife Financial.

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and to adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

         (1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

         (2)      policy loans and partial withdrawals; and

         (3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.


Policy Value may accumulate on a fixed basis or may vary with the investment performance of the sub-accounts of The Manufacturers Life Insurance Company of New York's Separate Account B (the "Separate Account"), to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio"). The Portfolio prospectuses, and the corresponding Statement of Additional Information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Manulife New York may add other sub-accounts and Portfolios in the future.


BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.


THESE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                     HOME OFFICE:                                      SERVICE OFFICE MAILING ADDRESS:
                     ------------                                      -------------------------------
The Manufacturers Life Insurance Company of New York        The Manufacturers Life Insurance Company of New York
                100 Summit Lake Drive                                P.O. Box 633, Niagara Square Station
                    Second Floor                                        Buffalo, New York 14201-0633
              Valhalla, New York 10595                                    TELEPHONE: 1-888-267-7784


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004


NYSVUL03 5/2004

                                TABLE OF CONTENTS


RISKS/BENEFITS SUMMARY............................................            4
FEE TABLE.........................................................            4
POLICY SUMMARY....................................................            6
  General.........................................................            6
  Death Benefits..................................................            6
  Return of Premium Rider.........................................            6
  Premiums........................................................            6
  Policy Value....................................................            6
  Policy Loans....................................................            6
  Surrender and Partial Withdrawals...............................            6
  Lapse and Reinstatement.........................................            6
  Charges and Deductions..........................................            7
  Investment Options and Investment Advisers......................            7
  Investment Management Fees and Expenses.........................            7
  Table of Investment Options and Investment Subadvisers..........            7
GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE
SEPARATE ACCOUNT AND THE PORTFOLIOS...............................            9
  Manulife New York...............................................            9
  The Separate Account............................................           10
  Assets of the Separate Account..................................           10
  Registration....................................................           10
  The Portfolios..................................................
  Issuing A Policy................................................           15
  Requirements....................................................           15
  Minimum Initial Face Amount.....................................           16
  Backdating a Policy.............................................           16
  Temporary Insurance Agreement...................................           16
  Right to Examine the Policy.....................................           16
DEATH BENEFITS....................................................           16
  Life Insurance Qualification....................................           16
  Guideline Premium Test..........................................           16
  Death Benefit Options...........................................           17
  Changing the Face Amount........................................           18
PREMIUM PAYMENTS..................................................           18
  Initial Premiums................................................           19
  Subsequent Premiums.............................................           19
  Maximum Premium Limitation......................................           19
  Premium Allocation..............................................           19
CHARGES AND DEDUCTIONS............................................           19
  Premium Charge..................................................           19
  Surrender Charges...............................................           20
  Monthly Charges.................................................           22
  Charges for Transfers...........................................           23
  Investment Management Fees and Expenses.........................           23
  Reduction in Charges............................................           23
SPECIAL PROVISIONS FOR EXCHANGES..................................           23
COMPANY TAX CONSIDERATIONS........................................           23
POLICY VALUE......................................................           23
  Determination of the Policy Value...............................           23
  Units and Unit Values...........................................           24
  Transfers of Policy Value.......................................           24
  Effect of Policy Loan...........................................           25
  Interest Charged on Policy Loans................................           26
  Loan Account....................................................           26
POLICY SURRENDER AND PARTIAL WITHDRAWALS..........................           27
  Policy Surrender................................................           27
  Partial Withdrawals.............................................           27
LAPSE AND REINSTATEMENT...........................................           27
  No-Lapse Guarantee..............................................           27
  No-Lapse Guarantee Cumulative Premium Test......................           28
  Optional Extended No-Lapse Guarantee............................           28
  Reinstatement...................................................           28
  Termination. Maturity Benefit and Age 100 Advantage.............           28
THE GENERAL ACCOUNT...............................................           29
  Fixed Account...................................................           29
OTHER PROVISIONS OF THE POLICY....................................           30
  Return of Premium Rider Death Benefit...........................           30
  Policyowner Rights..............................................           30
  Beneficiary.....................................................           31
  Incontestability................................................           31
  Misstatement of Age or Sex......................................           31
  Suicide Exclusion...............................................           31
  Supplementary Benefits..........................................           31
  Conversion Privilege............................................           31
TAX TREATMENT OF THE POLICY.......................................           32
  Life Insurance Qualification....................................           32
  Tax Treatment of Policy Benefits................................           33
  Alternative Minimum Tax.........................................           36
  Income Tax Reporting............................................           36
OTHER INFORMATION.................................................           36
  Payment of Proceeds.............................................           36
  Reports to Policyowners.........................................           36
  Distribution of the Policies....................................           37
  Responsibilities of Manulife New York, Manulife
  USA and Manulife Financial Securities..........................            37
  Voting Rights...................................................           37
  Substitution of Portfolio Shares................................           37
  Records and Accounts............................................           38
  State Regulations...............................................           38
  Litigation......................................................           38
  Independent Auditors............................................           38
  Further Information.............................................           38
  Financial Statements............................................           38
APPENDIX A: DEFINITIONS...........................................           A-1
APPENDIX B: ILLUSTRATIONS.........................................           B-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PORTFOLIO PROSPECTUSES, OR CORRESPONDING THE STATEMENTS OF ADDITIONAL INFORMATION.


Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

Benefits

Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the last insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.


INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.


FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, additional lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the Policy are described below.


FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.


UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 15 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES


        CHARGE                  WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED
        ------                  -----------------------                      ---------------
Maximum Sales Charge Imposed   Upon receipt of premium     15% of each premium paid for the first 10 Policy Years
on Premium (Load)

Maximum Surrender Charge       Upon withdrawal, surrender  The maximum Surrender Charge for any Policy per $1000
(Load)                         or Policy lapse             of Face Amount is $31.19.

                                                           A Surrender Charge is applicable during the first 15
                                                           Policy Years and is based on the Face Amount of the Policy.

Transfer Fees                  Upon transfer               $25 (only applies to transfers in excess of 12 in a Policy Year)



The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.


                ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS


             CHARGE                               WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED(3)
             ------                               -----------------------                  ------------------
Cost of Insurance(1)                                     Monthly

Minimum and Maximum Charge                                                    The possible range of the cost of insurance is from
                                                                              $0.00 to $83.33 per $1,000 of the net amount at risk.

Charge for a Representative Policyowner (a                                    Male
55 year old male and a 50 year old female,                                    $0.03129 per $1,000 of the net amount at risk
both preferred non-smoking)                                                   Female
                                                                              $0.01688 per $1,000 of the net amount at risk

Cost of Insurance--Optional Return of Premium           Monthly
Rider(1)

Minimum and Maximum Charge                                                    The possible range of the cost of insurance is from
                                                                              $0.00 to $83.33 per $1,000 of the net amount at risk.

Charge for a Representative Policyowner (a                                    Male
55 year old male and a 50 year old female,                                    $0.03129 per $1,000 of the net amount at risk
both preferred non-smoking)                                                   Female
                                                                              $0.01688 per $1,000 of the net amount at risk

Mortality and Expense Risk Fees                          Monthly              In Policy Years 1-15 the charge is 0.100% monthly
                                                                              (1.20% annually)(2)

Administrative Fees                                      Monthly              An administration charge of $0.175 per $1,000 of
                                                                              current Face Amount per policy month will be
                                                                              deducted in the first policy year. In subsequent
                                                                              years, the administration charge will not exceed $15
                                                                              plus $0.02 per $1,000 of current Face Amount per
                                                                              policy month.

Loan Interest Rate (Net)                                 Annually             1.25%

Optional Extended No Lapse Guarantee                     Monthly

Minimum and Maximum Charge                                                    The possible range of the cost of guarantee is
                                                                              from $0.013 to $0.018 per $1,000 of base face amount.

Charge for a Representative                                                   $0.30 per $1,000 of the base face amount.
Policyowner (a 55 year old preferred
non-smoking male)



(1) The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy. The election (or failure to elect) the Return of Premium Death Benefit rider will impact the total cost of insurance charges.



(2) Thereafter the charge is 0.0% on a current basis, and is guaranteed not to exceed 0.03% monthly (0.30% annually).



(3) All figures are rounded to two decimal places.



The next table describes the fees and expenses of the Portfolios that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the Portfolio prospectuses.



                   ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                     CHARGE                                            MINIMUM        MAXIMUM
                     ------                                            -------        -------
Expenses that are deducted from portfolio assets,
including advisory fees, Rule 12b-1 fees and Other Expenses             0.55%          2.86*%



   *The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.55%. Expense reimbursements may be terminated at any time.


POLICY SUMMARY

GENERAL

The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.

RETURN OF PREMIUM RIDER

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No Lapse Guarantee after the second Policy Year..

PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manulife New York's Separate Account B. The policyowner may change allocation instructions at any time and may make transfers among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) charges deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.


In addition, there are charges deducted from each Portfolio. These charges are summarized in the Table of Investment Management Fees and Expenses.


INVESTMENT OPTIONS AND INVESTMENT ADVISERS


You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described under "Portfolios."



The Portfolios also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.



Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES


Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. These fees and expenses are described in detail in the Portfolio prospectuses.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS


The following subadvisers manage the Portfolios which are investment options for this contract.



              SUBADVISER                                               PORTFOLIO
              ----------                                               ---------
A I M Capital Management, Inc.                                All Cap Growth Trust
                                                              Aggressive Growth Trust
                                                              Mid Cap Core Trust

American Century Investment Management, Inc.                  Small Company Trust

              SUBADVISER                                              PORTFOLIO
              ----------                                              ---------
Capital Guardian Trust Company                                Small Company Blend Trust
                                                              U.S. Large Cap Trust
                                                              Income & Value Trust
                                                              Diversified Bond Trust

Capital Research Management Company                           American Growth Trust
(Adviser to the American Fund Insurance Series)(D)            American International Trust
                                                              American Blue Chip Income and Growth Trust
                                                              American Growth-Income Trust

Davis Advisors                                                Financial Services Trust
                                                              Fundamental Value Trust

Deutsche Asset Management, Inc.                               Real Estate Securities Trust
                                                              Dynamic Growth Trust
                                                              All Cap Core Trust
                                                              Lifestyle Trusts(A)

Deutsche Asset Management Investment Services Ltd.            International Stock Trust

Fidelity Management & Research Company                        Strategic Opportunities Trust
                                                              Large Cap Growth Trust
                                                              Overseas Trust

Franklin Advisers, Inc.                                       Emerging Small Company Trust

John Hancock Advisers, LLC                                    Strategic Income Trust

Jennison Associates LLC                                       Capital Appreciation Trust

Legg Mason Funds Management, Inc.                             Core Equity Trust

Lord, Abbett & Co                                             Mid Cap Value Trust
                                                              All Cap Value Trust

Mercury Advisors(C)                                           Large Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited(E)          Pacific Rim Trust
                                                              Quantitative Mid Cap Trust
                                                              Quantitative All Cap Trust
                                                              Quantitative Value Trust
                                                              Emerging Growth Trust
                                                              Money Market Trust
                                                              Index Trusts
                                                              Lifestyle Trusts(A)

Massachusetts Financial Services Company                      Strategic Growth Trust
                                                              Strategic Value Trust
                                                              Utilities Trust

Munder Capital Management                                     Small Cap Opportunities Trust

Pacific Investment Management Company                         Global Bond Trust
                                                              Total Return Trust
                                                              Real Return Bond Trust

                                                              All Asset Portfolio (a series of
                                                              PIMCO Variable Insurance Trust)

Pzena Investment Management, LLC                              Classic Value Trust

Salomon Brothers Asset Management Inc                         U.S. Government Securities Trust
                                                              Strategic Bond Trust
                                                              Special Value Trust
                                                              High Yield Trust

            SUBADVISER                                                    PORTFOLIO
            ----------                                                    ---------
SSgA Funds Management, Inc.                                   International Equity Index Fund
                                                              (a series of John Hancock Variable
                                                              Insurance Trust I)

Sustainable Growth Advisers, L.P.                             U.S. Global Leaders Growth Trust

T. Rowe Price Associates, Inc                                 Science & Technology Trust
                                                              Small Company Value Trust
                                                              Health Sciences Trust
                                                              Blue Chip Growth Trust
                                                              Equity-Income Trust

Templeton Global Advisors Limited                             Global Trust

Templeton Investment Counsel, Inc.                            International Value Trust
                                                              International Small Cap Trust

UBS Global Asset Management                                   Global Allocation Trust

Wellington Management Company, LLP                            Growth & Income Trust
                                                              Investment Quality Bond Trust
                                                              Mid Cap Stock Trust
                                                              Natural Resources Trust

Van Kampen(B)                                                 Value Trust



(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen.



(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



(D) Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").






(E) MFC Global Investment Management (U.S.A.) Limited is an affiliate of Manufacturers Securities Services, LLC ("MSS") and the Trust.



GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT AND THE PORTFOLIOS


MANULIFE NEW YORK

We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Manufacturers Life Insurance Company of New York's financial ratings are as follows:

        A++ A.M. Best

        Superior companies have a very strong ability to meet their obligations; 1st category of 16

        AA+ Fitch

        Very strong capacity to meet policyholder and contract obligations; ... 2st category of 22

        AA+ Standard & Poor's

        Very strong financial security characteristics; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company of New York's ability to honor any guarantees provided by the Policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


THE SEPARATE ACCOUNT

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife New York.


THE PORTFOLIOS



The assets of each sub-account of the Separate Account (except those invested in the International Equity Index Fund and the All Asset Portfolio) are invested in Series I shares of a corresponding investment portfolio of Manufacturers Investment Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").



Each of the Trust portfolios, except the Lifestyle Trusts, is subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets (0.35% of a Series I net assets in the case of a American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust). Each Lifestyle Trust invests in portfolios that are subject to Rule 12b-1 fees.



The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount are invested in Series I shares of the International Equity Index Fund which is subject to a 0.40% Rule 12b-1 fee. The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by SSgA Funds Management, Inc.



The All Asset Portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the All Asset Portfolio subaccounts are invested in the M class of shares of the All Asset Portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO").



The portfolios available under the Policies are as follows:



Trust Portfolios Investing in the American Fund Insurance Series



The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.


The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.


The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.

                                     * * *

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.


The PACIFIC RIM TRUST (formerly, Pacific Rim Emerging Markets Trust) seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.


The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.


The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.



The SMALL COMPANY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.


The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.


The GLOBAL TRUST (formerly, Global Equity Trust) seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.


The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.



The U.S. GLOBAL LEADERS GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."



The QUANTITATIVE ALL CAP TRUST seeks long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.



The CLASSIC VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.


The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The CORE EQUITY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.


The STRATEGIC VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.




The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.


The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500 million to $10 billion.


The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.


The QUANTITATIVE VALUE TRUST seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.


The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.


The ALL ASSET PORTFOLIO (a series of the PIMCO Variable Insurance Trust) (only Class M shares are available for sale) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the PIMCO Funds, Pacific Investment Management Series, an affiliated open-end investment company.



The GLOBAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.


The STRATEGIC INCOME TRUST seeks a high level of current income by investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.


The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.


The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*. (Available only to policies issued prior to May 1, 2004) (Subject to shareholder/contractowner approval, the International Index Trust will merge with the International Equity Index Trust immediately after the close of business on June 18, 2004.)

The INTERNATIONAL EQUITY INDEX FUND (a series of the John Hancock Variable Series Trust I) (only Series I shares are available for sale) seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.


The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.


The TOTAL STOCK MARKET INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.


The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.



The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.



*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAF(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. The Company will not issue a Policy until the underwriting process has been completed to its satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and;

         (ii) the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or the application is rejected, the Policy will be canceled and any partial premium paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manulife New York will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis. This means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund of the premium within 10 days after it is received. This ten day period is known as the "free look" period. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. During the "Right to Examine the Policy Period," the Policy value will be allocated to the oney market subaccount. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by Manulife New York, it will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by Manulife New York. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policyowner should consult with his or her attorney or Manulife New York agent regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

DEATH BENEFITS

If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless the beneficiary and the Company agree to another form of settlement option. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

LIFE INSURANCE QUALIFICATION

This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

         -        A change in the policy's Face Amount.

         -        A change in the death benefit option.

         -        Partial Withdrawals.

         -        Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.


                   TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES



ATTAINED AGE           APPLICABLE PERCENTAGE
------------           ---------------------
40 AND UNDER                    250%
     45                         215%
     50                         185%
     55                         150%
     60                         130%
     65                         120%
     70                         115%
     75                         105%
     90                         105%
95 AND ABOVE                    100%


To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The policyowner may change the death benefit option on the first day of any policy month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyowner may, upon Written Request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manulife New York approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase. See "Lapse and Reinstatement - No-Lapse Guarantee."

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manulife New York approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manulife New York will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, the Policy does have a No-Lapse Guarantee (as well as Optional Extended No-Lapse Guarantee), which would prevent the Policy from lapsing during the guarantee period, provided certain criteria, as described under "No-Lapse Guarantee," are satisfied.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

PREMIUM CHARGE

Manulife New York deducts a premium charge from each premium payment, equal to 15% of the premium for the first 10 Policy Years. The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes, or other related taxes associated with the sale of life insurance products, including the Policies, in the state of New York.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

         -        the Policy is surrendered for its Net Cash Surrender Value,

         - a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount),

         -        there is a decrease in Face Amount, or

         -        the Policy Lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender of lapse of the Policy or if a partial withdrawal. The surrender charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commission, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Face Amount associated with the Surrender Charge / 1000) x(Grading Percentage)

Face Amount associated with the Surrender Charge

The Face Amount associated with the Surrender Charge equals the Face Amount for which the Surrender Charge is being applied.

Surrender Charge Rate (the calculation is also described in words below)

         Surrender Charge Rate = (8.5) + (82.5%)x(Surrender Charge Premium)

DEFINITIONS OF THE FORMULA FACTORS ABOVE

The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the Policy per $1000 of Face Amount:

Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the policy year in which the transaction causing the assessment of the charge occurs as set forth in the table below:


                       SURRENDER CHARGE GRADING PERCENTAGE



ISSUE AGES OF YOUNGER INSURED             0-75      76        77       78        79       80+
-----------------------------             ----      --        --       --        --       --
POLICY YEAR 1                              93%      92%       92%      91%       90%      90%
POLICY YEAR 2                              86%      85%       84%      83%       81%      80%
POLICY YEAR 3                              80%      78%       76%      75%       72%      70%
POLICY YEAR 4                              73%      71%       69%      66%       63%      60%
POLICY YEAR 5                              66%      64%       61%      58%       54%      50%
POLICY YEAR 6                              60%      57%       53%      50%       45%      40%
POLICY YEAR 7                              53%      50%       46%      41%       36%      30%
POLICY YEAR 8                              46%      42%       38%      33%       27%      20%
POLICY YEAR 9                              40%      35%       30%      25%       18%      10%
POLICY YEAR 10                             33%      28%       23%      16%        9%       0%
POLICY YEAR 11                             26%      21%       15%       8%        0%
POLICY YEAR 12                             20%      14%        7%       0%
POLICY YEAR 13                             13%       7%        0%
POLICY YEAR 14                              6%       0%
POLICY YEAR 15                              0%


FORMULAS DESCRIBED IN WORDS

Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 15 years. The maximum Surrender Charge for any Policy per $1000 of Face Amount is $ 31.19.

Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals
8.5 and (b) equals 82.5% times the Surrender Charge Premium.

ILLUSTRATION OF SURRENDER CHARGE CALCULATION

Assumptions

         - 50 year old male and 40 year old female (standard risks and nonsmoker status)

         -        Policy issued 7 years ago

         -        Surrender Charge Premium for the Policy is $3.18

         -        Face Amount of the Policy is $250,000

         - Policy is surrendered during the last month of the seventh policy year

Surrender Charge

The Surrender Charge to be assessed would be $1473 determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

         Surrender Charge Rate = (8.5) + 82.5%) x (Surrender Charge Premium)

                        $11.12 = (8.50) + (82.5%) x (3.18)

         The Surrender Charge Rate is equal to $11.12.


Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below:


         Surrender Charge = (Surrender Charge Rate) x (Face Amount Associated with the Surrender Charge) x(Grading Percentage)

                   $1,473 = (11.12) x (250,000 / 1000) x (53%)

         The Surrender Charge is equal to $1,473.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount (as described below) to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge.

Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

WITHDRAWAL TIER AMOUNT

The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

         (i)      a monthly administration charge;

         (ii)     a monthly charge for the cost of insurance;

         (iii)    a monthly mortality and expense risk charge;

         (iv) a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE

This charge will be equal to $ 0.175 per $1,000 of current face amount per Policy Month in the first Policy Year. The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

         (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

         (b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.


The election (or failure to elect) the Return of Premium Death Benefit rider will impact the total cost of insurance charges.


CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                                        EQUIVALENT ANNUAL
                GUARANTEED MONTHLY MORTALITY AND      MORTALITY AND EXPENSE
POLICY YEAR        EXPENSE RISKS CHARGE                   RISKS CHARGE
-----------     --------------------------------      ---------------------
   1-15                   0.100%                              1.20%
    16+                   0.025%                              0.30%





CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, to cover processing and other administrative costs associated with such transfers.

INVESTMENT MANAGEMENT FEES AND EXPENSES


The investment management fees and expenses for the portfolios of Manufacturers Investment Trust, the underlying variable investment options for the Policy, are set forth in the Portfolio prospectuses.


REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manulife New York reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife New York believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife New York may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued by Manulife New York to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued by Manulife New York). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife New York. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or cancelling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00 or $12.50 depending on sub-account. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE


Subject to the restrictions set forth below, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid transfer authorization form is on file.



     None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restriction on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy. (For purposes of this restriction, (a) transfers made pursuant to the DCA program or the Asset Allocation Balancer program are not considered transfers and (b) all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. This restriction is applied uniformly to all policyowners. The Company also reserves the right to take other actions to restrict trading as noted below.



Actions that the Company may take to restrict trading include, but are not limited to:


         restricting the number of transfers made during a defined period, restricting the dollar amount of transfers, restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and restricting transfers into and out of certain subaccounts.


Policyowners should note that while the Trust and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust and the Company will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust and the Company are unsuccessful in restricting disruptive short term trading, the portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.



We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Portfolios.


While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)      within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the 12 transfers that may be made free of charge in any Policy Year, as described below.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manulife New York will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manulife New York otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Policy Loan Interest" and "Surrender or Lapse" under the heading "Tax Treatment of Policy Benefits."

LOAN VALUE

The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account ocover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and guaranteed not to exceed this percentage. We may change the differential as of 90 days after we send you written notice of such change.

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts or the Fixed Account in the same proportion as the value in each Investment Account and Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account, until the value that was transferred from it is fully restored, and then to each Investment Account in the same proportion that the value that was transferred from it bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manulife New York receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." Manulife New York will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.

The No-Lapse Guarantee Period is set at issue and will vary by issue age, as set forth in the Policy.

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

         (i) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

         (ii) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any policy debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

OPTIONAL EXTENDED NO-LAPSE GUARANTEE

Subject to state approval, an optional rider may be added to the Policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the Policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the Policyowner and (c) age 100 of the life insureds. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the Policy may affect the cost of the rider.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

         (a) All Lives Insured's risk classifications are standard or preferred, and

         (b)      All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

         (b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

         (c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of the Policy will be reinstated if the Policy is reinstated.

MATURITY ADVANTAGE

See "Age 100 Advantage" below for information regarding lapse and reinstatement when this benefit is in effect.

TERMINATION. MATURITY BENEFIT AND AGE 100 ADVANTAGE

TERMINATION OF THE POLICY

Your Policy will terminate on the earliest of the following events:

                  the end of the grace period for which you have not paid the amount necessary to bring the Policy out of default; surrender of the Policy for its Net Cash Surrender Value; the death of the Life Insured; or the Maturity Date.


MATURITY BENEFIT

We will pay you the Net Cash Surrender Value of your Policy as of the Maturity Date provided the Policy has not terminated and the Life Insured is alive.

AGE 100 ADVANTAGE

If the Life Insured is alive on the Maturity Date, the Policy will be continue in force subject to the following unless the policyowner chooses to surrender the Policy for its Net Cash Surrender Value:

         (a) the Policy will be continued until the earlier of the death of the life insured or the date the policyowner surrenders the Policy

         (b) no additional premium payments will be accepted although loan repayments will be accepted;

         (c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

         (d)      interest on any Policy Debt will continue to accrue;

         (e)      the policyowner may continue to take partial withdrawals; and

         (f) the policyowner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

The Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

THE GENERAL ACCOUNT

The general account of Manulife New York consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife New York has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife New York have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife New York will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:


         (a)      the portion of the net premiums allocated to it; plus



         (b)      any amounts transferred to it; plus



         (c)      interest credited to it; less



         (d)      any charges deducted from it; less



         (e)      any partial withdrawals from it; less



         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manulife New York guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

RETURN OF PREMIUM RIDER DEATH BENEFIT

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduce to less than zero).

Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

         (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

         (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

         (c) the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.


The election (or failure to elect) the Return of Premium Death Benefit will impact the total cost of insurance charges.


POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may:

         -        Vary the premiums paid under the Policy.

         -        Change the death benefit option.

         -        Change the premium allocation for future premiums.

         -        Transfer amounts between sub-accounts.

         -        Take loans and/or partial withdrawals.

         -        Surrender the contract.

         -        Transfer ownership to a new owner.

         - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

         -        Change or revoke a contingent owner.

         -        Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife New York will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manulife New York assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manulife New York in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

Manulife New York will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount or the addition of a Supplementary Benefit, after such increase or addition which requires evidence of insurability has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manulife New York will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserve the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. There is an additional charge for the Estate Preservation Rider of 6 cents per $1,000 of Face Amount.

CONVERSION PRIVILEGE

The Policy may be converted to a fixed paid-up benefit at any Policy Anniversary, without evidence of insurability. This conversion privilege is subject to the following conditions:

         - no further Monthly Deductions will be taken from the Policy Value after the date of conversion,

         - the Investment Account values as well as the Death Benefit, Policy Value and any other values based on Policy Value will be determined as of the Business Day on which the Company receives a written request for conversion of the Policy,

         - the basis for determining the amount of paid-up life insurance will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year,

         - the Policy may not be reinstated after the date of the conversion.

The Company currently imposes no charge with respect to this privilege.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANULIFE NEW YORK DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.


The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of and taxed with the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, in may impose a corresponding charge against the Separate Account.


LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

        1.        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Internal Revenue Code of 1986 (the
                  "Code").

        2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

        3. The Policy must be a valid life insurance contract under applicable state law.

        4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION


Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how each Portfolio's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.


STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

         (a) the aggregate amount of any premiums or other consideration paid for a Policy; minus

         (b) the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded); plus

         (c) the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's Maturity Date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements."

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Force Outs. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

         (a) First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

         (b) Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

         (c) Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

                  (i) is made on or after the date on which the policyowner attains age 59 1/2;

                  (ii)     is attributable to the policyowner becoming disabled;
                           or

                  (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the next anniversary.

If a premium which would cause the Policy to become a MEC is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the sum of such average unborrowed Policy cash values and the average adjusted bases for all other assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same Lives Insured issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the Life or Lives Insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATIVE MINIMUM TAX

Corporate owners may be subject to Alternative Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

                 the value each year of the life insurance protection provided; an amount equal to any employer-paid premiums;
                 an amount equal to imputed interest on a deemed employer loan; or some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife New York will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manulife New York will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.


Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.


DISTRIBUTION OF THE POLICIES


Manulife Financial Securities, LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.


A registered representative will receive commissions not to exceed 99% of premiums in the first year 2% of all premiums paid from the second to the tenth Policy Year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife New York or will be eligible for additional compensation.


RESPONSIBILITIES OF MANULIFE NEW YORK, MANULIFE USA AND MANULIFE FINANCIAL SECURITIES DISTRIBUTORS, LLC



The Company has entered into an agreement with Manulife Financial Securities pursuant to which Manulife Financial Securities will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies. The Company will pay Manulife Financial Securities for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.


Manulife USA has entered into a Service Agreement with us pursuant to which Manulife USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the Policies.

VOTING RIGHTS


As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. Manulife New York is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife New York will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife New York in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife New York to vote shares held in the Separate Account in its own right, it may elect to do so.


The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife New York, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife New York may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife New York reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife New York does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manulife New York, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife New York may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and the New York State insurance department may be required.

Manulife New York also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company,
(iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife New York is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife New York is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The financial statements of The Manufacturers Life Insurance Company of New York at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of Separate Account B of The Manufacturers Life Insurance Company of New York at December 31, 2003, and for each of the two years in the period ended December 31, 2003, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manulife New York's Home Office, the address and telephone number of which are on the first page of the prospectus.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                             APPENDIX A:DEFINITIONS


ADDITIONAL RATING: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard Risk Classification.



AGE: on any date is the life insured's age on his or her nearest birthday. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.



ATTAINED AGE: is the age at issue plus the number of whole years that have elapsed since the Policy Date.



BUSINESS DAY: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.



CASH SURRENDER VALUE: is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.



EFFECTIVE DATE: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first Monthly Deduction on the Effective Date.



FIXED ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in our general account.



GROSS WITHDRAWAL: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.



INVESTMENT ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.



ISSUE DATE: is the date we issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.



LIFE INSURED: is the person whose life is insured under this Policy.



LOAN ACCOUNT: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.



MATURITY DATE: is the Policy Anniversary nearest the Life insured's Attained Age 100.



MONTHLY NO-LAPSE GUARANTEE PREMIUM: is one-twelfth of the No-Lapse Guarantee Premium.


NET CASH SURRENDER VALUE: is the Cash Surrender Value less the Policy Debt.


NET POLICY VALUE: is the Policy Value less the value in the Loan Account.



NET PREMIUM: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.



NO-LAPSE GUARANTEE: when the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.



NO-LAPSE GUARANTEE PERIOD: is set at issue and will vary by issue age, as set forth in the Policy.



NO-LAPSE GUARANTEE PREMIUM: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:



                  the face amount of insurance changes.
                  There is a decrease in the face Amount of insurance due to a partial withdrawal.
                  a Supplementary Benefit is added, changed or terminated.
                  the risk classification of the life insured changes.
                  a temporary Additional Rating is added (due to a face amount increase) or terminated.

                  the Death Benefit Option changes.



NO-LAPSE GUARANTEE CUMULATIVE PREMIUM : is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.



NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST: is a test that, if satisfied, during the No-Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the applicable monthly No-Lapse Guarantee Premiums due since the Policy Date.



POLICY DATE: is the date from which charges for the first monthly deduction are calculated and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.



POLICY DEBT:  as of any date equals (a) plus (b) plus (c) minus (d), where:



         (a)      is the total amount of loans borrowed as of such date;



         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;



         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and



         (d)      is the total amount of loan repayments as of such date.



POLICY VALUE: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.



SERVICE OFFICE MAILING ADDRESS: is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.



SURRENDER CHARGE PERIOD: is the period following the Issue Date of the Policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.



WRITTEN REQUEST: is the policyowner's request to us which must be in a form satisfactory to us, signed and dated by the policyowner, and received at our Service Office.

APPENDIX B:  ILLUSTRATIONS


SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolio was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for: deferred underwriting and sales charges, and monthly deductions for administration, cost of insurance and mortality and expense risks.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Series I shares of the Portfolios are deducted from the gross return. The illustrations reflect an average of the Portfolios' expenses, which is approximately 1.065% on an annual basis. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -1.065%, 4.935% and 10.935%.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for Federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for a policy issued to a male and female, both non-smokers, one based on current cost of insurance and monthly administration charges and the other based on the maximum administration charges, deductions from premiums and cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. The current waiver of deductions from premiums and current monthly administration charges and cost of insurance charges are not guaranteed and may be changed.


The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, we will furnish a comparable illustration based on the proposed life insured's age, sex (unless unisex rates are required by law) and risk class, any additional ratings and the death benefit option, face amount and planned premium requested From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, we may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolios for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (PREFERRED) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $4,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                      0% Hypothetical                     6% Hypothetical                 12% Hypothetical
                                  Gross Investment Return             Gross Investment Return         Gross Investment Return
                                  -----------------------             -----------------------         -----------------------
 End Of     Accumulated                    Cash                                 Cash                           Cash
 Policy      Premiums       Policy       Surrender      Death       Policy   Surrender   Death     Policy    Surrender    Death
Year (1)        (2)          Value       Value (3)      Benefit      Value    Value (3)  Benefit    Value    Value (3)   Benefit
       1        4,725       2,685              0      500,000        2,877          0    500,000      3,071          0    500,000
       2        9,686       6,310          1,708      500,000        6,894      2,292    500,000      7,502      2,900    500,000
       3       14,896       9,829          5,548      500,000       11,033      6,752    500,000     12,332      8,051    500,000
       4       20,365      13,257          9,351      500,000       15,312     11,406    500,000     17,614     13,708    500,000
       5       26,109      16,590         13,058      500,000       19,731     16,199    500,000     23,386     19,854    500,000
       6       32,139      19,822         16,611      500,000       24,285     21,075    500,000     29,685     26,474    500,000
       7       38,471      22,951         20,114      500,000       28,977     26,140    500,000     36,559     33,723    500,000
       8       45,120      25,973         23,511      500,000       33,804     31,343    500,000     44,058     41,596    500,000
       9       52,101      28,891         26,750      500,000       38,775     36,634    500,000     52,243     50,103    500,000
      10       59,431      31,705         29,939      500,000       43,890     42,124    500,000     61,179     59,413    500,000
      15      101,959      47,211         47,211      500,000       75,382     75,382    500,000    124,219    124,219    500,000
      20      156,237      62,503         62,503      500,000      117,764    117,764    500,000    235,876    235,876    500,000
      25      225,511      73,504         73,504      500,000      168,779    168,779    500,000    423,328    423,328    500,000
      30      313,924      77,335         77,335      500,000      229,341    229,341    500,000    740,797    740,797    777,837
      35      426,763      67,430         67,430      500,000      300,596    300,596    500,000  1,271,454  1,271,454  1,335,027
      40      570,779      28,003         28,003      500,000      386,097    386,097    500,000  2,153,073  2,153,073  2,260,727
      45      754,583           0 (4)          0 (4)        0 (4)  496,977    496,977    501,947  3,616,180  3,616,180  3,652,342
      50      989,169                                              658,380    658,380    658,380  6,106,703  6,106,703  6,106,703

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (PREFERRED) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $4,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical                      6% Hypothetical                     12% Hypothetical
                              Gross Investment Return              Gross Investment Return              Gross Investment Return
                              -----------------------              -----------------------              -----------------------
 End Of     Accumulated                Cash                                  Cash                                  Cash
 Policy      Premiums     Policy     Surrender     Death       Policy     Surrender     Death         Policy    Surrender    Death
Year (1)        (2)       Value      Value (3)    Benefit      Value      Value (3)    Benefit        Value     Value (3)   Benefit
      1        4,725     2,685            0      500,000       2,877            0     500,000          3,071           0     500,000
      2        9,686     6,310        1,708      500,000       6,894        2,292     500,000          7,502       2,900     500,000
      3       14,896     9,809        5,528      500,000      11,012        6,731     500,000         12,311       8,029     500,000
      4       20,365    13,173        9,266      500,000      15,224       11,318     500,000         17,522      13,616     500,000
      5       26,109    16,393       12,861      500,000      19,521       15,989     500,000         23,164      19,632     500,000
      6       32,139    19,458       16,247      500,000      23,893       20,682     500,000         29,263      26,053     500,000
      7       38,471    22,356       19,520      500,000      28,326       25,490     500,000         35,849      33,013     500,000
      8       45,120    25,072       22,611      500,000      32,805       30,343     500,000         42,951      40,489     500,000
      9       52,101    27,590       25,450      500,000      37,312       35,171     500,000         50,601      48,460     500,000
     10       59,431    29,889       28,123      500,000      41,824       40,058     500,000         58,831      57,065     500,000
     15      101,959    40,127       40,127      500,000      66,982       66,982     500,000        114,268     114,268     500,000
     20      156,237    39,104       39,104      500,000      88,962       88,962     500,000        200,540     200,540     500,000
     25      225,511    10,334       10,334      500,000      90,461       90,461     500,000        331,787     331,787     500,000
     30      313,924         0 (4)        0 (4)        0 (4)  31,039       31,039     500,000        558,391     558,391     586,310
     35      426,763                                               0 (4)        0 (4)       0 (4)    934,578     934,578     981,307
     40      570,779                                                                               1,519,312   1,519,312   1,595,278
     45      754,583                                                                               2,459,536   2,459,536   2,484,131
     50      989,169                                                                               4,101,563   4,101,563   4,101,563

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary,
         (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

                  The Registrant's Investment Company and 1933 Act File Numbers are 811-8329 and 333-100664, respectively.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION


                MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B


                                       OF


                THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK



                          FLEXIBLE PREMIUM SURVIVORSHIP
                         VARIABLE LIFE INSURANCE POLICY



This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of New York at the mailing address of the Service Office, P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633 or telephoning (888) 267-7784.






              The Manufacturers Life Insurance Company of New York
                              100 Summit Lake Drive
                            Valhalla, New York 10595
                                 (888) 267-7784



             Statement of Additional Information dated May 1, 2004.



SVUL 03 SAI 5/2004

                                TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY..............................................................................   3
SERVICES.....................................................................................................   3
  Independent Auditors.......................................................................................   3
     Principal Underwriter...................................................................................   3
   ADDITIONAL INFORMATION ABOUT CHARGES......................................................................   3
     Reduction in Charges....................................................................................   4
APPENDIX A: AUDITED FINANCIAL STATEMENTS.....................................................................   1

GENERAL INFORMATION AND HISTORY


We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.



The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6 , 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.



Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


SERVICES

INDEPENDENT AUDITORS





The financial statements of The Manufacturers Life Insurance Company of New York at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Separate Account B of The Manufacturers Life Insurance Company of New York at December 31, 2003, and for each of the two years in the periods ended December 31, 2003 and 2002, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



PRINCIPAL UNDERWRITER



Manulife Financial Securities LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. (Prior to January 1, 2002, Manulife Securities Services, LLC ("MSS"), which is also an indirect wholly-owned subsidiary of MFC) served as principal underwriter of the Polices.) Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.



The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2003 and 2002 was $293,120,491 and $275,138,774.
Manulife Financial Securities did not retain any of these amounts during such periods.



The aggregate dollar amount of underwriting commissions paid to MSS in 2002 was $$56,463,871. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2002 was $$1,267,599. ManEquity did not retain any of these amounts during such periods.



The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York. A registered representative will receive commissions not to exceed either 99% of premiums in the first year. A registered representative will receive commissions which are normally 2% of all premiums paid from the second to tenth year and 0% thereafter


ADDITIONAL INFORMATION ABOUT CHARGES

A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife New York reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife New York believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife New York may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                    APPENDIX A: AUDITED FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

The Manufacturers Life Insurance Company of New York
Years ended December 31, 2003, 2002 and 2001

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          AUDITED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                    CONTENTS

Report of Independent Auditors....................................  1

Audited Financial Statements

Balance Sheets....................................................  2
Statements of Income..............................................  3
Statements of Changes in Shareholder's Equity.....................  4
Statements of Cash Flows..........................................  5
Notes to Financial Statements.....................................  7

                         Report of Independent Auditors

The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York

We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2003 and 2002, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.



                                        /s/ Ernst & Young LLP

Hartford, Connecticut
March 22, 2004

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

AS AT DECEMBER 31
ASSETS ($ thousands)                                                   2003             2002
--------------------------------------------------------------     ------------     ------------
INVESTMENTS:
   Fixed-maturity securities available-for-sale, at fair value
   (amortized cost: 2003 $148,170; 2002 $124,888)                  $    153,194     $    132,321
   Investment in unconsolidated affiliate                                   800              800
   Policy loans                                                          11,109            7,326
   Short-term investments                                               205,970          179,949
                                                                   ------------     ------------
TOTAL INVESTMENTS                                                  $    371,073     $    320,396
                                                                   ------------     ------------
Cash and cash equivalents                                                18,994               --
Accrued investment income                                                 8,612            5,914
Deferred acquisition costs                                              155,412          115,163
Federal income tax recoverable from affiliates                              500              500
Other assets                                                              1,283              782
Due from reinsurers                                                       6,998            7,568
Separate account assets                                               2,144,890        1,284,313
                                                                   ------------     ------------
TOTAL ASSETS                                                       $  2,707,762     $  1,734,636
                                                                   ============     ============

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)

LIABILITIES:
   Policyholder liabilities and accruals                           $    375,934     $    292,232
   Payable to affiliates                                                  5,091            3,748
   Deferred income taxes                                                 15,889            7,498
   Cash overdraft                                                            --            1,676
   Other liabilities                                                     11,171            9,269
   Separate account liabilities                                       2,144,890        1,284,313
                                                                   ------------     ------------
TOTAL LIABILITIES                                                  $  2,552,975     $  1,598,736
                                                                   ------------     ------------
SHAREHOLDER'S EQUITY:
   Common stock                                                    $      2,000     $      2,000
   Additional paid-in capital                                           113,306          113,306
   Retained earnings                                                     36,931           17,904
   Accumulated other comprehensive income                                 2,550            2,690
                                                                   ------------     ------------
TOTAL SHAREHOLDER'S EQUITY                                         $    154,787     $    135,900
                                                                   ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                         $  2,707,762     $  1,734,636
                                                                   ============     ============

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME



FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                       2003            2002              2001
-------------------------------------------------------------     -----------     -----------      -----------
REVENUES:
     Fees from separate accounts and policyholder liabilities     $    30,440     $    24,773      $    21,457
     Premiums                                                             487             251               43
     Net investment income                                             38,973          21,020           20,415
     Net realized investment gains (losses)                             3,067          (2,151)             730
                                                                  -----------     -----------      -----------
TOTAL REVENUE                                                     $    72,967     $    43,893      $    42,645
                                                                  -----------     -----------      -----------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                             $    20,020     $    15,226      $    12,408
     Amortization of deferred acquisition costs                         9,081          12,336           10,597
     Other insurance expenses                                          15,815          13,725           20,209
                                                                  -----------     -----------      -----------
TOTAL BENEFITS AND EXPENSES                                       $    44,916     $    41,287      $    43,214
                                                                  -----------     -----------      -----------
INCOME (LOSS) BEFORE INCOME TAXES                                 $    28,051     $     2,606      $      (569)
                                                                  -----------     -----------      -----------
INCOME TAX EXPENSE (BENEFIT)                                      $     9,024     $       168      $      (600)
                                                                  -----------     -----------      -----------
NET INCOME                                                        $    19,027     $     2,438      $        31
                                                                  ===========     ===========      ===========

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                                       ACCUMULATED OTHER         TOTAL
                                  COMMON           ADDITIONAL           RETAINED         COMPREHENSIVE        SHAREHOLDER'S
($ thousands)                      STOCK         PAID-IN CAPITAL        EARNINGS         INCOME (LOSS)           EQUITY
---------------------------     ------------     ---------------      ------------     -----------------      -------------
Balance, January 1, 2001        $      2,000     $        72,706      $     15,435     $            (511)     $      89,630
Comprehensive income                      --                  --                31                   864                895
                                ------------     ---------------      ------------     -----------------      -------------
BALANCE, DECEMBER 31, 2001      $      2,000     $        72,706      $     15,466     $             353      $      90,525
                                ------------     ---------------      ------------     -----------------      -------------
Capital Contribution                      --              40,600                --                    --             40,600
Comprehensive income                      --                  --             2,438                 2,337              4,775
                                ------------     ---------------      ------------     -----------------      -------------
BALANCE, DECEMBER 31, 2002      $      2,000     $       113,306      $     17,904     $           2,690      $     135,900
                                ------------     ---------------      ------------     -----------------      -------------
Comprehensive income (loss)                                                 19,027                  (140)            18,887
                                ------------     ---------------      ------------     -----------------      -------------
BALANCE, DECEMBER 31, 2003      $      2,000     $       113,306      $     36,931     $           2,550      $     154,787
                                ============     ===============      ============     =================      =============

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                            2003              2002            2001
------------------------------------------------------------------     -----------      -----------      -----------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                          $       664      $       103      $       (50)
     Fee income                                                             30,440           24,773           21,457
     Net investment income                                                  39,044           19,763           20,500
                                                                       -----------      -----------      -----------
TOTAL OPERATING CASH INFLOWS                                           $    70,148      $    44,639      $    41,907
                                                                       -----------      -----------      -----------
Operating cash outflows:
   Benefit payments                                                    $    19,438      $    14,519      $    10,535
   Insurance expenses and taxes                                             63,013           54,151           63,415
   Change in other assets and other liabilities                             (2,342)           3,193           (3,589)
                                                                       -----------      -----------      -----------
TOTAL OPERATING CASH OUTFLOWS                                          $    80,109      $    71,863      $    70,361
                                                                       -----------      -----------      -----------
NET CASH USED IN OPERATING ACTIVITIES                                 $    (9,961)     $   (27,224)     $   (28,454)
                                                                       -----------      -----------      -----------
INVESTING ACTIVITIES:
   Fixed-maturity securities sold, matured or repaid                   $    96,962      $    43,619      $   115,381
   Fixed-maturity securities purchased                                    (120,016)         (61,288)        (111,208)
   Policy loans advanced, net                                               (3,783)          (3,106)          (1,900)
   Investment in unconsolidated affiliate                                       --             (600)              --
   Short-term investments                                                  (26,472)         (45,047)         (86,396)
   Net change in receivable for undelivered securities                          --               --            6,700
                                                                       -----------      -----------      -----------
NET CASH USED IN INVESTING ACTIVITIES                                  $   (53,309)     $   (66,422)     $   (77,423)
                                                                       -----------      -----------      -----------
FINANCING ACTIVITIES:
   Net reinsurance consideration                                       $       570      $    (3,414)     $    (2,816)
   Increase (decrease) in account balances subject to reinsurance             (570)           3,414            2,816
   Deposits and interest credited to policyholder account balances         137,285          188,849          214,126
   Net transfers to separate accounts from policyholders funds             (18,172)        (114,520)         (93,597)
   Return of policyholder funds                                            (35,173)         (22,287)         (14,012)
   Capital contribution                                                         --           40,600               --
                                                                       -----------      -----------      -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                              $    83,940      $    92,642      $   106,517
                                                                       -----------      -----------      -----------
Increase (decrease) in cash and cash equivalents during the year       $    20,670      $    (1,004)     $       640
                                                                       -----------      -----------      -----------
Cash and cash equivalents at beginning of year                              (1,676)            (672)          (1,312)
                                                                       -----------      -----------      -----------
BALANCE, END OF YEAR                                                   $    18,994      $    (1,676)     $      (672)
                                                                       ===========      ===========      ===========

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                                2003             2002             2001
----------------------------------------------------------------------     -----------      -----------      -----------
RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES:

   NET INCOME                                                              $    19,027      $     2,438      $        31

   ADJUSTMENTS TO RECONCILE NET INCOME TO
   NET CASH USED IN OPERATING ACTIVITIES

     Realized (gains) losses and provisions                                     (3,067)           2,151             (730)
     Due from reinsurers                                                           570           (3,414)          (2,816)
     Policyholder liabilities                                                     (238)           1,813            1,970
     Deferred acquisition costs capitalization                                 (46,641)         (40,488)         (41,137)
     Deferred acquisition costs amortization                                     9,081           12,336           10,597
     Deferred tax provision                                                      8,467              230             (325)
     Change in other assets and other liabilities                                2,342           (3,193)           3,589
     Other, net                                                                    498              903              367
                                                                           -----------      -----------      -----------
NET CASH USED IN OPERATING ACTIVITIES                                     $    (9,961)     $   (27,224)     $   (28,454)
                                                                           -----------      -----------      -----------

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"). Prior to this, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America. ManUSA is an indirect wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI in turn is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

         The Company mainly offers and issues individual and group annuity contracts. More recently, it has begun to offer and issue more individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

         Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT. On October 1, 2002, ManUSA exchanged a 30% ownership interest in MSS for one common share of the Company. The end result is that the Company has a 40% ownership interest in MSS at December 31, 2003 that amounts to $800 and is accounted for using the equity method.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     b)  INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred acquisition costs and deferred taxes. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed securities included in the fixed-maturity securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at amortized cost which approximates fair value.

     c)  CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     d)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

     e)  POLICYHOLDER LIABILITIES AND ACCRUALS

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

     f)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     g)  REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

     h)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     i)  INCOME TAXES

         Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of the deferred tax asset is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

     j)  NEWLY ISSUED ACCOUNTING STATEMENTS

         In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP03-1). SOP03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP03-1 on its financial statements.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY SECURITIES

         At December 31, 2003 and 2002, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                GROSS                    GROSS
                                                              UNREALIZED               UNREALIZED
AS AT DECEMBER 31                  AMORTIZED COST               GAINS                    LOSSES                  FAIR VALUE
($ thousands)                     2003        2002         2003        2002         2003         2002          2003         2002
--------------------------     ----------  ----------   ----------  ----------   ----------   ----------    ----------   ----------
U.S. government                $   21,688  $   36,596   $      653  $    2,766   $     (202)  $       --    $   22,139   $   39,362
Corporate securities              110,931      79,723        4,566       4,975         (217)        (811)      115,280       83,887
Mortgage-backed securities          1,523       2,558           46         218           --           --         1,569        2,776
Foreign governments                14,028       6,011          182         285           (4)          --        14,206        6,296
                               ----------  ----------   ----------  ----------   ----------   ----------    ----------   ----------
TOTAL FIXED-MATURITY
 SECURITIES                    $  148,170  $  124,888   $    5,447  $    8,244   $     (423)  $     (811)   $  153,194   $  132,321
                               ==========  ==========   ==========  ==========   ==========   ==========    ==========   ==========

         Proceeds from sales of fixed-maturity securities during 2003 were $67,912 (2002 $20,469; 2001 $97,631). Gross gains of $3,470 and gross losses of $452 were realized on those sales (gross gains and losses were $483 and $202 for 2002 and $871 and $222 for 2001, respectively).

         The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; (3) the Company's ability and intent to hold the security to maturity or until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and market value would be charged to operations.

         At December 31, 2003, there are 26 debt securities that have a gross unrealized loss of $423. These securities have a fair value of $57,059 at December 31, 2003. The amount of unrealized losses related to debt securities in an unrealized loss position for greater than twelve months was $87 on two securities with a fair value of $8,000 at December 31, 2003. The Company has the ability and intent to hold these debt securities until they recover or mature.

     a)  FIXED-MATURITY SECURITIES (CONTINUED)

         The contractual maturities of fixed-maturity securities at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Also, corporate requirements and investment strategies may result in the sale of investments before maturity.

($ thousands)                         AMORTIZED COST        FAIR VALUE
---------------------------------     --------------     --------------
FIXED-MATURITY SECURITIES
   One year or less                   $       54,382     $       55,839
   Greater than 1; up to 5 years              64,987             67,456
   Greater than 5; up to 10 years             17,174             17,797
   Due after 10 years                         10,104             10,533
   Mortgage-backed securities                  1,523              1,569
                                      --------------     --------------
TOTAL FIXED-MATURITY SECURITIES       $      148,170     $      153,194
                                      ==============     ==============

         Fixed-maturity securities with a fair value of $462 and $479 at December 31, 2003 and 2002, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

      b) INVESTMENT INCOME

         Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                     2003              2002              2001
-------------------------     ------------      ------------      ------------
Fixed-maturity securities     $      6,100      $      5,863      $      6,305
Other invested assets               30,124            11,493             9,864
Short-term investments               3,046             3,860             4,415
                              ------------      ------------      ------------
Gross investment income             39,270            21,216            20,584
                              ------------      ------------      ------------
Investment expenses                   (297)             (196)             (169)
                              ------------      ------------      ------------
NET INVESTMENT INCOME         $     38,973      $     21,020      $     20,415
                              ============      ============      ============

         The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $29,471, $11,102, and $9,629 for the years ended December 31, 2003, 2002, and 2001, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                      2003            2002              2001
------------------------------------------     -----------      -----------      -----------
NET INCOME                                     $    19,027      $     2,438      $        31
                                               -----------      -----------      -----------
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Unrealized holding gains arising during
  the year                                           1,854              939            1,339
  Less:
  Reclassification adjustment for realized
  (losses) gains included in net income              1,994           (1,398)             475
                                               -----------      -----------      -----------
Other comprehensive income                            (140)           2,337              864
                                               -----------      -----------      -----------
COMPREHENSIVE INCOME                           $    18,887      $     4,775      $       895
                                               ===========      ===========      ===========

         Other comprehensive income is reported net of income tax (benefit) expense of ($75), $1,259, and $202 for 2003, 2002 and 2001, respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                2003             2002             2001
-------------------------------------     -----------      -----------      -----------
Balance at January 1                      $   115,163      $    88,825      $    59,605
Capitalization                                 46,641           40,488           41,137
Amortization                                   (9,081)         (12,336)         (10,597)
Effect of net unrealized gains
     on securities available-for-sale           2,689           (1,814)          (1,320)
                                          -----------      -----------      -----------
BALANCE AT DECEMBER 31                    $   155,412      $   115,163      $    88,825
                                          ===========      ===========      ===========

6.       INCOME TAXES

         The components of income tax expense (benefit) were as follows:


FOR  THE YEARS ENDED DECEMBER 31
($ thousands)                            2003            2002              2001
--------------------------------      -----------     -----------      -----------
Current expense (benefit)             $       220     $       (62)     $      (275)
Deferred expense (benefit)                  8,804             230             (325)
                                      -----------     -----------      -----------
TOTAL EXPENSE (BENEFIT)               $     9,024     $       168      $      (600)
                                      ===========     ===========      ===========

         Total expenses differ from the statutory rate due principally to the dividends received deduction. The tax benefit resulting from the dividends received deduction was $800, $759, and $420 for the years ended December 31, 2003, 2002 and 2001, respectively.

         Components of the Company's net deferred tax liability are as follows:

AS AT DECEMBER 31
($ thousands)                                                2003              2002
----------------------------------------------------     ------------      ------------
DEFERRED TAX ASSETS:
   Reserves                                              $      7,236      $      5,822
   Net operating loss carryforwards                            13,741            17,700
   Investments                                                    881               881
                                                         ------------      ------------
Net deferred tax assets                                        21,858            24,403
                                                         ------------      ------------
DEFERRED TAX LIABILITIES:
   Deferred acquisition costs                                 (32,514)          (26,471)
   Unrealized gains on securities available-for-sale           (1,373)           (1,449)
   Other                                                       (3,860)           (3,981)
                                                         ------------      ------------
Total deferred tax liabilities                                (37,747)          (31,901)
                                                         ------------      ------------
NET DEFERRED TAX LIABILITY                               $    (15,889)     $     (7,498)
                                                         ============      ============

         For 2003, the Company will file a separate federal and State of New York return. Prior to 2002, the Company filed a consolidated tax return with the Manufacturers Life Insurance Company of North America. A tax sharing agreement set forth the manner in which each company's provision (benefit) was computed as if it filed a separate tax return. The tax charge to each of the respective companies was not more than that company would have paid on a separate return basis.

         The Company paid an installment of $153 for 2003. For 2002, the Company received a refund of $1,009. For 2001, there was neither a refund nor a payment made in regards to income taxes.

         At December 31, 2003, the Company has operating loss carryforwards of $39,261 that begin to expire in 2015. The Company believes that it will realize the full benefit of its deferred tax assets.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

AS AT DECEMBER 31
($ thousands)                                    2003           2002
-----------------------------------------     ----------     ----------
AUTHORIZED:
    3,000,000 Common shares, par value $1             --             --
ISSUED AND OUTSTANDING:
    2,000,001 Common shares                   $    2,000     $    2,000
                                              ==========     ==========

         By a certificate of amendment dated September 19, 2002 and approved by the New York Superintendent of Insurance on September 23, 2002, the Company amended its charter to increase the number of authorized shares of capital stock from 2 million at one dollar par value to 3 million at one dollar par value.

         On July 31, 2002 and by resolution of the Executive Committee of ManUSA's Board of Directors dated July 25, 2002, ManUSA contributed $40,000 in capital to the Company.

         The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. The aggregate statutory capital and surplus of the Company at December 31, 2003 was $52,155 (2002, $51,678). The aggregate statutory net income of the Company for the year ended 2003 was $2,401 (net loss for 2002, $25,919; 2001, $25,602, respectively). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

8.       REINSURANCE

         At December 31, 2003, the Company had treaties with eighteen reinsurers, sixteen unaffiliated and two affiliated. The per policy life risk retained by the Company is 10% of policy, up to a maximum of $100. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. In 2003, there were five recoveries accrued under these agreements totaling a recovery of $945 on $1,359 of death claims; of which a recovery of $824 on a $1,000 death claim relates to an affiliated reinsurer.

         At December 31, 2003, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $1,541 and $1,095 in reinsurance premiums for the years ended December 31, 2003 and 2002, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

         Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

9.       RELATED PARTY TRANSACTIONS

         The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services, except for investment services, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2003, 2002, and 2001, the Company was billed administrative and investment service expenses of $21,860, $18,380 and $17,857, respectively, from the MLI group of affiliated companies. At December 31, 2003 and 2002, the Company had a net liability to the MLI group of affiliated companies of $4,246 and $3,296, respectively, for services provided.

         Effective January 1, 2002, Manulife Financial Services, LLC, a wholly owned subsidiary of ManUSA, became the exclusive distributor of all contracts issued by the Company. Prior to 2002, MSS was the exclusive distributor. For the years ended December 31, 2003, 2002, and 2001, the Company was billed underwriting commissions of $38,351, $27,615, and $31,981 respectively. The Company had a net liability for services provided of $844 and $452 at December 31, 2003 and 2002, respectively. In addition, the Company had a receivable from MSS relating to distributions of $2,940 and $1,900, which were included in accrued investment income at December 31, 2003 and 2002, respectively.

10.      EMPLOYEE BENEFITS

     a)  RETIREMENT PLAN

         The Company participates in a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"), which is sponsored by the Company's parent ManUSA. Effective January 1, 2002, Manulife Wood Logan employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         The Plan provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the plan participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available, including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for plan participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity yields plus 0.25%, but no less than 5.25% per year.

         Actuarial valuations of projected plan benefit obligations are based on projected salaries, an assumed discount rate, best estimates of investment yields on plan assets, mortality of plan participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses outside of a corridor are amortized into the income of the sponsor over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2003, the projected and accumulated benefit obligation to the participants of the Plan was $76,403 (2002, $66,489), and $67,247 (2002, $61,277), respectively, which was based on an assumed interest rate of 6.00% (2002, 6.75%). The fair value of the Plan assets totaled $70,643 (2002, $60,556).

     b)  401(k) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

     c)  POSTRETIREMENT BENEFIT PLAN

         In addition to the above plans, the Company participates in a postretirement benefit plan that is sponsored by ManUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement, with a maximum of $150. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor ManUSA. This plan is unfunded.

         Retirees who retired prior to July 1, 2001, or active participants who had attained age 50 and had completed 10 years of service with the Company as of July 1, 2001, were grandfathered and can elect to benefit from either the current plan or the prior plan at retirement.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                             2003                          2002
                                 ---------------------------     ---------------------------
                                   CARRYING         FAIR          CARRYING          FAIR
                                    VALUE           VALUE           VALUE           VALUE
                                 -----------     -----------     -----------     -----------
Assets:
Fixed-maturity securities        $   153,194     $   153,194     $   132,321     $   132,321
Policy loans                          11,109          11,109           7,326           7,326
Short-term investments               205,970         205,970         179,949         179,949
Cash                                  18,994          18,994              --              --
Separate account assets            2,144,890       2,144,890       1,284,313       1,284,313

Liabilities:
Policyholder liabilities and
  accruals                       $   375,934     $   357,787     $   292,232     $   274,106
Cash overdraft                            --              --           1,676           1,676
Separate account liabilities       2,144,890       2,144,890       1,284,313       1,284,313

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans: Carrying values approximate fair values.

         Short-Term Investments and Cash: Carrying values approximate fair values.

         Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the net cash surrender value or the cost the Company would incur to extinguish the liability.

12.      LEASES

         The Company leases office space under various operating lease agreements, which will expire between 2004 and 2005. For the years ended December 31, 2003, 2002 and 2001, the Company incurred rent expense of $244, $282 and $311, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:

YEAR ENDED              MINIMUM LEASE PAYMENTS
----------              ----------------------
    2004                         $184
    2005                          110
                                 ----

TOTAL                            $294
                                 ====

13.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

14.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B

Audited Financial Statements

Years ended December 31, 2003 and 2002 with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements

                     Years ended December 31, 2003 and 2002

                                    CONTENTS

Report of Independent Auditors.............................................................          1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................................          3
Statements of Operations and Changes in Contract Owners' Equity............................          5
Notes to Financial Statements..............................................................         31

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Allocation Trust, Global Bond Trust, Global Equity Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Strategic Value Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company of New York as of December 31, 2003, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2003, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                             [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
March 26, 2004

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2003

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 8,229 shares (cost $132,484)                                         $ 109,282
        All Cap Core Trust - 12,148 shares (cost $159,363)                                               166,666
        All Cap Growth Trust - 7,375 shares (cost $99,265)                                               106,273
        All Cap Value Trust - 22,833 shares (cost $249,294)                                              287,241
        American Growth Trust - 320 shares (cost $4,717)                                                   4,942
        American Growth-Income Trust - 427 shares (cost $6,222)                                            6,640
        American International Trust - 153 shares (cost $2,220)                                            2,559
        Balanced Trust - 2,646 shares (cost $30,706)                                                      33,469
        Blue Chip Growth Trust - 27,225 shares (cost $381,823)                                           421,441
        Capital Appreciation Trust - 747 shares (cost $5,141)                                              6,007
        Diversified Bond Trust - 27,166 shares (cost $286,459)                                           295,027
        Dynamic Growth Trust - 56,485 shares (cost $203,236)                                             248,532
        Emerging Growth Trust - 32 shares (cost $512)                                                        507
        Emerging Small Company Trust - 2,524 shares (cost $73,182)                                        65,061
        Equity-Income Trust - 19,252 shares (cost $239,018)                                              293,022
        Equity Index Trust - 711 shares (cost $9,822)                                                      9,676
        Financial Services Trust - 4,287 shares (cost $47,452)                                            54,574
        Fundamental Value Trust - 8,676 shares (cost $96,643)                                            110,274
        Global Allocation Trust - 2,865 shares (cost $24,195)                                             27,793
        Global Bond Trust - 2,196 shares (cost $31,756)                                                   33,688
        Global Equity Trust - 5,854 shares (cost $61,762)                                                 76,744
        Growth & Income Trust - 27,568 shares (cost $536,325)                                            600,702
        Health Sciences Trust - 6,334 shares (cost $76,299)                                               84,810
        High Yield Trust - 22,669 shares (cost $203,532)                                                 225,553
        Income & Value Trust - 8,782 shares (cost $84,656)                                                90,892
        International Index Trust - 1,090 shares (cost $8,064)                                             9,895
        International Small Cap Trust - 4,320 shares (cost $64,753)                                       62,981
        International Stock Trust - 7,359 shares (cost $78,344)                                           71,313
        International Value Trust - 3,572 shares (cost $38,440)                                           44,038
        Internet Technologies Trust                                                                            -
        Investment Quality Bond Trust - 28,672 shares (cost $355,559)                                    360,700
        Large Cap Growth Trust - 18,148 shares (cost $143,543)                                           172,590
        Large Cap Value Trust - 2,922 shares (cost $44,757)                                               45,759
        Lifestyle Aggressive 1000 Trust - 1,220 shares (cost $10,200)                                     13,337
        Lifestyle Balanced 640 Trust - 24,022 shares (cost $273,641)                                     298,594
        Lifestyle Conservative 280 Trust - 12,211 shares (cost $157,583)                                 166,561
        Lifestyle Growth 820 Trust - 8,123 shares (cost $85,028)                                          96,340
        Lifestyle Moderate 460 Trust - 403 shares (cost $4,650)                                            5,151
        Mid Cap Core Trust - 425 shares (cost $6,187)                                                      6,514
        Mid Cap Growth Trust                                                                                   -
        Mid Cap Index Trust - 6,790 shares (cost $81,591)                                                 98,861
        Mid Cap Opportunities Trust                                                                            -

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2003

ASSETS (CONTINUED)
Investments at fair value:
   Sub-Accounts:
        Mid Cap Stock Trust - 9,217 shares (cost $92,554)                                            $   109,402
        Mid Cap Value Trust - 6,223 shares (cost $78,403)                                                 91,171
        Money Market Trust - 216,056 shares (cost $2,160,560)                                          2,160,560
        Overseas Trust - 3,541 shares (cost $27,847)                                                      33,884
        Pacific Rim Emerging Markets Trust - 2,312 shares (cost $15,479)                                  18,867
        Quantitative Equity Trust - 7,378 shares (cost $136,371)                                         112,146
        Quantitative Mid Cap Trust - 470 shares (cost $4,242)                                              5,133
        Real Estate Securities Trust - 8,534 shares (cost $137,638)                                      177,934
        Science & Technology Trust - 16,241 shares (cost $174,063)                                       185,631
        Small Cap Index Trust - 6,293 shares (cost $62,463)                                               80,546
        Small Company Blend Trust - 4,521 shares (cost $43,954)                                           51,537
        Small Company Value Trust - 14,589 shares (cost $209,283)                                        250,055
        Special Value Trust - 130 shares (cost $1,757)                                                     2,051
        Strategic Bond Trust - 23,358 shares (cost $253,137)                                             273,992
        Strategic Growth Trust - 2,259 shares (cost $20,524)                                              22,727
        Strategic Opportunities Trust - 20,179 shares (cost $209,870)                                    196,542
        Strategic Value Trust - 846 shares (cost $6,964)                                                   8,487
        Telecommunications Trust                                                                               -
        Total Return Trust - 22,752 shares (cost $318,726)                                               323,303
        Total Stock Market Index Trust - 10,611 shares (cost $95,070)                                    105,687
        U.S. Government Securities Trust - 32,136 shares (cost $448,606)                                 450,219
        U.S. Large Cap Trust - 9,642 shares (cost $103,242)                                              123,810
        Utilities Trust - 614 shares (cost $5,146)                                                         5,786
        Value Trust - 11,310 shares (cost $165,846)                                                      193,282
        500 Index Trust - 35,080 shares (cost $296,843)                                                  337,825
                                                                                                     -----------
Total assets                                                                                         $10,134,586
                                                                                                     ===========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                              $10,134,586
                                                                                                     ===========

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity

                                                                            SUB-ACCOUNT
                                                      -------------------------------------------------------
                                                          AGGRESSIVE GROWTH                ALL CAP CORE
                                                                TRUST                         TRUST
                                                      -------------------------     -------------------------
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                      DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
                                                      ----------     ----------     ----------     ----------
Income:
    Net investment income during the year             $       -      $       -      $       -      $       -
    Net realized gain (loss) during the year            (11,451)       (79,209)        (9,374)      (189,938)
    Unrealized appreciation (depreciation) during
         the year                                        38,757         36,033         46,012        132,654
                                                      ---------      ---------      ---------      ---------
Net increase (decrease) in assets from
    operations                                           27,306        (43,176)        36,638        (57,284)
                                                      ---------      ---------      ---------      ---------

Changes from principal transactions:
    Transfer of net premiums                             16,523         23,271         16,426         36,265
    Transfer on terminations                            (15,593)      (101,444)       (16,764)       (87,152)
    Transfer on policy loans                             (2,124)             -         (2,093)             -
    Net interfund transfers                                 873         (4,071)        23,903       (104,715)
                                                      ---------      ---------      ---------      ---------
Net increase (decrease) in assets from
    principal transactions                                 (321)       (82,244)        21,472       (155,602)
                                                      ---------      ---------      ---------      ---------
Total increase (decrease) in assets                      26,985       (125,420)        58,110       (212,886)

Assets beginning of year                                 82,297        207,717        108,556        321,442
                                                      ---------      ---------      ---------      ---------
Assets end of year                                    $ 109,282      $  82,297      $ 166,666      $ 108,556
                                                      =========      =========      =========      =========

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

See accompanying notes.

                                            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
      ALL CAP GROWTH                                                 AMERICAN     AMERICAN GROWTH-
           TRUST                      ALL CAP VALUE TRUST          GROWTH TRUST     INCOME TRUST
---------------------------       ---------------------------      ------------   ----------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED     PERIOD ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02      DEC. 31/03+      DEC. 31/03+
----------       ----------       ----------       ----------      ------------     ------------
$       -        $       -        $     200        $       4        $       -        $       -
   (7,644)         (48,069)          (1,581)             736                -                4

   29,841           22,015           85,884          (54,054)             224              418
---------        ---------        ---------        ---------        ---------        ---------

   22,197          (26,054)          84,503          (53,314)             224              422
---------        ---------        ---------        ---------        ---------        ---------

   24,343           23,861            3,700          147,358                -                -
  (12,870)         (50,534)         (29,029)         (11,815)            (208)            (274)
        -                -                -                -                -                -
    2,902           22,668            2,596               22            4,926            6,492
---------        ---------        ---------        ---------        ---------        ---------

   14,375           (4,005)         (22,733)         135,565            4,718            6,218
---------        ---------        ---------        ---------        ---------        ---------
   36,572          (30,059)          61,770           82,251            4,942            6,640

   69,701           99,760          225,471          143,220                -                -
---------        ---------        ---------        ---------        ---------        ---------
$ 106,273        $  69,701        $ 287,241        $ 225,471        $   4,942        $   6,640
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                     SUB-ACCOUNT
                                                     --------------------------------------------
                                                     AMERICAN INTER-
                                                     NATIONAL TRUST          BALANCED TRUST
                                                     ---------------   --------------------------
                                                      PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                       DEC. 31/03+     DEC. 31/03      DEC. 31/02
                                                      ------------     ----------      ----------
Income:
    Net investment income during the year               $      -        $    425        $    125
    Net realized gain (loss) during the year                  17          (1,016)           (452)
    Unrealized appreciation (depreciation) during
        the year                                             339           3,991            (792)
                                                        --------        --------        --------
Net increase (decrease) in assets from
    operations                                               356           3,400          (1,119)
                                                        --------        --------        --------

Changes from principal transactions:
    Transfer of net premiums                                 927          11,789           9,505
    Transfer on terminations                                (112)         (2,878)         (1,648)
    Transfer on policy loans                                   -               -               -
    Net interfund transfers                                1,388           8,029           1,528
                                                        --------        --------        --------
Net increase (decrease) in assets from
    principal transactions                                 2,203          16,940           9,385
                                                        --------        --------        --------
Total increase (decrease) in assets                        2,559          20,340           8,266

Assets beginning of year                                       -          13,129           4,863
                                                        --------        --------        --------
Assets end of year                                      $  2,559        $ 33,469        $ 13,129
                                                        ========        ========        ========

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

++ Fund available in prior year but no activity.

See accompanying notes.

                                             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
     BLUE CHIP GROWTH                CAPITAL APPRECIATION
           TRUST                             TRUST                    DIVERSIFIED BOND TRUST
---------------------------       ----------------------------      ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03      DEC. 31/02++      DEC. 31/03       DEC. 31/02
----------       ----------       ----------      ------------      ----------       ----------
$     109        $       -        $       -        $       -        $  11,723        $  13,600
   (5,578)          (9,019)              14              (50)           6,018           15,872

   84,091          (41,732)           1,102             (236)          (6,342)          (9,293)
---------        ---------        ---------        ---------        ---------        ---------

   78,622          (50,751)           1,116             (286)          11,399           20,179
---------        ---------        ---------        ---------        ---------        ---------

   86,306          105,274            1,851              455           37,384           28,303
  (46,079)         (35,963)            (358)            (238)         (39,023)        (208,335)
   (2,338)               -                -                -                -                -
   83,398           38,625              896            2,571           50,555           80,343
---------        ---------        ---------        ---------        ---------        ---------

  121,287          107,936            2,389            2,788           48,916          (99,689)
---------        ---------        ---------        ---------        ---------        ---------
  199,909           57,185            3,505            2,502           60,315          (79,510)

  221,532          164,347            2,502                -          234,712          314,222
---------        ---------        ---------        ---------        ---------        ---------
$ 421,441        $ 221,532        $   6,007        $   2,502        $ 295,027        $ 234,712
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                        ----------------------------------------------
                                                                                       EMERGING GROWTH
                                                            DYNAMIC GROWTH TRUST            TRUST
                                                        ---------------------------    ---------------
                                                        YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                        DEC. 31/03       DEC. 31/02      DEC. 31/03**
                                                        ----------       ----------      ------------
Income:
    Net investment income during the year               $       -        $       -        $      19
    Net realized gain (loss) during the year               (6,071)          (6,494)               -
    Unrealized appreciation (depreciation) during
        the year                                           57,620           (4,530)              (5)
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                             51,549          (11,024)              14
                                                        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                               18,428           24,596              442
    Transfer on terminations                              (12,087)          (7,568)             (16)
    Transfer on policy loans                               (1,644)               -                -
    Net interfund transfers                               154,067           (1,421)              67
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                158,764           15,607              493
                                                        ---------        ---------        ---------
Total increase (decrease) in assets                       210,313            4,583              507

Assets beginning of year                                   38,219           33,636                -
                                                        ---------        ---------        ---------
Assets end of year                                      $ 248,532        $  38,219        $     507
                                                        =========        =========        =========

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
  EMERGING SMALL COMPANY
           TRUST                      EQUITY-INCOME TRUST                EQUITY INDEX TRUST
---------------------------       ---------------------------       ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
----------       ----------       ----------       ----------       ----------       ----------
$       -        $       -        $   8,811        $   9,363        $     126        $      76
   (7,585)         (45,243)         (40,504)         (13,740)            (917)          (1,037)

   24,954           17,281           90,916          (38,099)           2,989           (1,599)
---------        ---------        ---------        ---------        ---------        ---------

   17,369          (27,962)          59,223          (42,476)           2,198           (2,560)
---------        ---------        ---------        ---------        ---------        ---------

    9,706           12,914           47,469           81,385              600            5,000
   (8,103)         (49,555)         (35,831)         (26,705)          (1,892)          (2,231)
        -                -                -                -                -                -
    2,768           (1,623)         (16,363)         144,797                -                -
---------        ---------        ---------        ---------        ---------        ---------

    4,371          (38,264)          (4,725)         199,477           (1,292)           2,769
---------        ---------        ---------        ---------        ---------        ---------
   21,740          (66,226)          54,498          157,001              906              209

   43,321          109,547          238,524           81,523            8,770            8,561
---------        ---------        ---------        ---------        ---------        ---------
$  65,061        $  43,321        $ 293,022        $ 238,524        $   9,676        $   8,770
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                                        -------------------------------------------------------------
                                                                                                   FUNDAMENTAL
                                                          FINANCIAL SERVICES TRUST                 VALUE TRUST
                                                        ---------------------------       ---------------------------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
                                                        ----------       ----------       ----------       ----------
Income:
    Net investment income during the year               $      13        $       -        $     131        $      11
    Net realized gain (loss) during the year                  (49)             (95)             (93)            (619)
    Unrealized appreciation (depreciation) during
          the year                                          7,581             (521)          18,975           (5,401)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                              7,545             (616)          19,013           (6,009)
                                                        ---------        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                                4,028            3,952           14,653            6,784
    Transfer on terminations                                1,261           (1,039)          (9,958)          (5,214)
    Transfer on policy loans                                    -                -                -                -
    Net interfund transfers                                35,702              672           44,488           42,026
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                 40,991            3,585           49,183           43,596
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                        48,536            2,969           68,196           37,587

Assets beginning of year                                    6,038            3,069           42,078            4,491
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $  54,574        $   6,038        $ 110,274        $  42,078
                                                        =========        =========        =========        =========

++ Fund available in prior year but no activity.

See accompanying notes.

                                       SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
   GLOBAL ALLOCATION TRUST             GLOBAL BOND TRUST                GLOBAL EQUITY TRUST
----------------------------      ---------------------------       ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03      DEC. 31/02++      DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
----------      ------------      ----------       ----------       ----------       ----------
$      35        $       -        $     458        $       -        $     353        $   1,087
     (159)             (62)           1,093               35          (14,016)         (26,093)

    4,306             (707)           1,689              239           32,624           10,998
---------        ---------        ---------        ---------        ---------        ---------

    4,182             (769)           3,240              274           18,961          (14,008)
---------        ---------        ---------        ---------        ---------        ---------

    5,707            7,829           18,738            1,995           18,412           18,874
   (1,361)            (697)          (2,552)            (394)          (5,084)          (6,626)
        -                -             (291)               -                -                -
   12,440              462           11,027            1,422           (6,855)         (67,732)
---------        ---------        ---------        ---------        ---------        ---------

   16,786            7,594           26,922            3,023            6,473          (55,484)
---------        ---------        ---------        ---------        ---------        ---------
   20,968            6,825           30,162            3,297           25,434          (69,492)

    6,825                -            3,526              229           51,310          120,802
---------        ---------        ---------        ---------        ---------        ---------
$  27,793        $   6,825        $  33,688        $   3,526        $  76,744        $  51,310
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                                        -------------------------------------------------------------
                                                              GROWTH & INCOME
                                                                    TRUST                    HEALTH SCIENCES TRUST
                                                        ---------------------------       ---------------------------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
                                                        ----------       ----------       ----------       ----------
Income:
    Net investment income during the year               $   4,635        $  12,053        $       -        $      98
    Net realized gain (loss) during the year              (18,646)        (122,632)          (1,336)          (2,861)
    Unrealized appreciation (depreciation) during
         the year                                         134,733           22,227           19,342          (10,953)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                            120,722          (88,352)          18,006          (13,716)
                                                        ---------        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                               40,846          116,212           12,826           11,068
    Transfer on terminations                              (49,353)        (138,932)          (4,610)          (4,034)
    Transfer on policy loans                                    -                -                -                -
    Net interfund transfers                                46,560          101,163           13,776            3,506
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                 38,053           78,443           21,992           10,540
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                       158,775           (9,909)          39,998           (3,176)

Assets beginning of year                                  441,927          451,836           44,812           47,988
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $ 600,702        $ 441,927        $  84,810        $  44,812
                                                        =========        =========        =========        =========

++ Fund available in prior year but no activity.

See accompanying notes.

                                              SUB-ACCOUNT
------------------------------------------------------------------------------------------------
                                         INCOME & VALUE                  INTERNATIONAL INDEX
      HIGH YIELD TRUST                       TRUST                              TRUST
---------------------------       ---------------------------       ----------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03      DEC. 31/02++
----------       ----------       ----------       ----------       ----------      ------------
$  10,384        $   4,103        $   1,378        $   1,267        $     127        $      18
    5,317           (1,909)            (553)            (926)            (240)             (32)

   25,573           (3,281)          16,985          (10,690)           2,085             (254)
---------        ---------        ---------        ---------        ---------        ---------

   41,274           (1,087)          17,810          (10,349)           1,972             (268)
---------        ---------        ---------        ---------        ---------        ---------

    9,939           55,612           18,904           59,917            1,739            1,845
  (24,436)          (9,385)          (7,946)          (4,732)            (813)            (347)
        -                -                -                -                -                -
   47,635           53,105            2,540            8,865            5,740               27
---------        ---------        ---------        ---------        ---------        ---------

   33,138           99,332           13,498           64,050            6,666            1,525
---------        ---------        ---------        ---------        ---------        ---------
   74,412           98,245           31,308           53,701            8,638            1,257

  151,141           52,896           59,584            5,883            1,257                -
---------        ---------        ---------        ---------        ---------        ---------
$ 225,553        $ 151,141        $  90,892        $  59,584        $   9,895        $   1,257
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                    SUB-ACCOUNT
                                                        -------------------------------------------------------------
                                                            INTERNATIONAL SMALL               INTERNATIONAL STOCK
                                                                  CAP TRUST                          TRUST
                                                        ---------------------------       ---------------------------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
                                                        ----------       ----------       ----------       ----------
Income:
    Net investment income during the year               $       -        $       -        $     269        $     433
    Net realized gain (loss) during the year               (6,889)         (40,657)          (8,744)         (39,827)
    Unrealized appreciation (depreciation) during
        the year                                           28,646           32,097           24,154           19,625
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                             21,757           (8,560)          15,679          (19,769)
                                                        ---------        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                                9,709            8,847            9,855           16,324
    Transfer on terminations                               (7,379)         (46,912)         (10,125)         (58,365)
    Transfer on policy loans                                    -                -                -                -
    Net interfund transfers                                    20               48            3,025             (381)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                  2,350          (38,017)           2,755          (42,422)
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                        24,107          (46,577)          18,434          (62,191)

Assets beginning of year                                   38,874           85,451           52,879          115,070
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $  62,981        $  38,874        $  71,313        $  52,879
                                                        =========        =========        =========        =========

**** Terminated as an investment option and funds transferred to Science & Technology Trust May on 2, 2003.

See accompanying notes.

                                             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
    INTERNATIONAL VALUE             INTERNET TECHNOLOGIES               INVESTMENT QUALITY
           TRUST                             TRUST                          BOND TRUST
---------------------------     -----------------------------       ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02     DEC. 31/03****     DEC. 31/02       DEC. 31/03       DEC. 31/02
----------       ----------     --------------     ----------       ----------       ----------
$     123        $      78         $      -        $       -        $  12,893        $   5,984
      414           (1,246)             641           (3,570)           7,099              201

    6,874           (1,041)           1,814               77           (1,575)           6,537
---------        ---------         --------        ---------        ---------        ---------

    7,411           (2,209)           2,455           (3,493)          18,417           12,722
---------        ---------         --------        ---------        ---------        ---------

   11,108            8,560            2,933           11,264           91,490          122,390
   (2,879)          (2,551)            (822)          (2,602)         (21,851)         (13,003)
        -                -                -                -                -                -
   17,419             (969)         (15,072)          (1,777)          38,623           49,612
---------        ---------         --------        ---------        ---------        ---------

   25,648            5,040          (12,961)           6,885          108,262          158,999
---------        ---------         --------        ---------        ---------        ---------
   33,059            2,831          (10,506)           3,392          126,679          171,721

   10,979            8,148           10,506            7,114          234,021           62,300
---------        ---------         --------        ---------        ---------        ---------
$  44,038        $  10,979         $      -        $  10,506        $ 360,700        $ 234,021
=========        =========         ========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                        ----------------------------------------------
                                                              LARGE CAP GROWTH         LARGE CAP VALUE
                                                                    TRUST                   TRUST
                                                        ---------------------------    ---------------
                                                        YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                        DEC. 31/03       DEC. 31/02      DEC. 31/03**
                                                        ----------       ----------      ------------
Income:
    Net investment income during the year               $     462        $   1,077        $     159
    Net realized gain (loss) during the year              (33,459)        (126,801)              34
    Unrealized appreciation (depreciation) during
        the year                                           71,311           50,584            1,001
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                             38,314          (75,140)           1,194
                                                        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                               54,675           46,198            5,444
    Transfer on terminations                              (28,210)        (125,472)            (172)
    Transfer on policy loans                                    -                -                -
    Net interfund transfers                               (55,166)          68,131           39,293
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                (28,701)         (11,143)          44,565
                                                        ---------        ---------        ---------
Total increase (decrease) in assets                         9,613          (86,283)          45,759

Assets beginning of year                                  162,977          249,260                -
                                                        ---------        ---------        ---------
Assets end of year                                      $ 172,590        $ 162,977        $  45,759
                                                        =========        =========        =========

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

++ Fund available in prior year but no activity.

See accompanying notes.

                                  SUB-ACCOUNT
-----------------------------------------------------------------------------------
    LIFESTYLE AGGRESSIVE               LIFESTYLE BALANCED         LIFESTYLE CON-
         1000 TRUST                        640 TRUST            SERVATIVE 280 TRUST
----------------------------      ----------------------------  -------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03      DEC. 31/02++      DEC. 31/03      DEC. 31/02++     DEC. 31/03++
----------      ------------      ----------      ------------     ------------
$      41        $      30        $     550        $      12        $     675
      152           (2,531)             518             (136)             262

    3,008              130           25,030              (77)           8,977
---------        ---------        ---------        ---------        ---------

    3,201           (2,371)          26,098             (201)           9,914
---------        ---------        ---------        ---------        ---------

    3,016           11,690          111,352           10,670           76,563
   (1,799)          (1,349)         (10,849)          (2,061)          (4,137)
        -                -                -                -                -
      105              844          159,781            3,804           84,221
---------        ---------        ---------        ---------        ---------

    1,322           11,185          260,284           12,413          156,647
---------        ---------        ---------        ---------        ---------
    4,523            8,814          286,382           12,212          166,561

    8,814                -           12,212                -                -
---------        ---------        ---------        ---------        ---------
$  13,337        $   8,814        $ 298,594        $  12,212        $ 166,561
=========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                SUB-ACCOUNT
                                                    -----------------------------------------------------------------------
                                                          LIFESTYLE GROWTH                        LIFESTYLE MODERATE
                                                              820 TRUST                               460 TRUST
                                                    -----------------------------           -------------------------------
                                                    YEAR ENDED         YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                    DEC. 31/03         DEC. 31/02           DEC. 31/03         DEC. 31/02++
                                                    ----------         ----------           ----------         ------------
Income:
    Net investment income during the year             $    714           $  1,043             $     92            $     19
    Net realized gain (loss) during the year              (912)            (2,082)                  (7)                 (2)
    Unrealized appreciation (depreciation) during
        the year                                        19,412             (7,271)                 549                 (48)
                                                      --------           --------             --------            --------
Net increase (decrease) in assets from
    operations                                          19,214             (8,310)                 634                 (31)
                                                      --------           --------             --------            --------
Changes from principal transactions:
    Transfer of net premiums                            34,454              3,023                4,246               3,923
    Transfer on terminations                           (12,067)            (7,565)              (1,947)             (1,712)
    Transfer on policy loans                                 -                  -                    -                   -
    Net interfund transfers                             10,917                 29                    -                  38
                                                      --------           --------             --------            --------
Net increase (decrease) in assets from
    principal transactions                              33,304             (4,513)               2,299               2,249
                                                      --------           --------             --------            --------
Total increase (decrease) in assets                     52,518            (12,823)               2,933               2,218

Assets beginning of year                                43,822             56,645                2,218                   -
                                                      --------           --------             --------            --------
Assets end of year                                    $ 96,340           $ 43,822             $  5,151            $  2,218
                                                      ========           ========             ========            ========

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust on May 2, 2003.

++   Fund available in prior year but no activity.

See accompanying notes.

                                        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
MID CAP CORE                                                               MID CAP OPPORTUNITIES
   TRUST            MID CAP GROWTH TRUST       MID CAP INDEX TRUST                 TRUST
---------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/03**     DEC. 31/03#    DEC. 31/02   DEC. 31/03   DEC. 31/02     DEC. 31/03#    DEC. 31/02
---------------------------------------------------------------------------------------------------
$        -       $         -    $        -   $        -   $      271     $         -    $        -
         9           (13,428)         (858)         119       (2,129)            (47)          (53)

       327            25,263       (28,544)      22,207       (6,518)            126          (139)
----------       -----------    ----------   ----------   ----------     -----------    ----------

       336            11,835       (29,402)      22,326       (8,376)             79          (192)
----------       -----------    ----------   ----------   ----------     -----------    ----------

       737                37        84,389       12,043       27,149             121         1,419
      (536)           (1,812)       (3,563)      (8,703)      (7,477)            (98)         (273)
       (72)                -             -            -            -               -             -
     6,049          (148,417)           97       20,390        9,990          (1,245)           38
----------       -----------    ----------   ----------   ----------     -----------    ----------

     6,178          (150,192)       80,923       23,730       29,662          (1,222)        1,184
----------       -----------    ----------   ----------   ----------     -----------    ----------
     6,514          (138,357)       51,521       46,056       21,286          (1,143)          992

         -           138,357        86,836       52,805       31,519           1,143           151
----------       -----------    ----------   ----------   ----------     -----------    ----------
$    6,514       $         -    $  138,357   $   98,861   $   52,805     $         -    $    1,143
==========       ===========    ==========   ==========   ==========     ===========    ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                          SUB-ACCOUNT
                                                              ----------------------------------------------------------------------
                                                                   MID CAP STOCK TRUST                    MID CAP VALUE TRUST
                                                              ----------------------------------------------------------------------
                                                              YEAR ENDED         YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02          DEC. 31/03           DEC. 31/02
                                                              ----------         ----------          ----------           ----------
Income:
    Net investment income during the year                     $       -           $       -          $     223            $       -
    Net realized gain (loss) during the year                     (1,270)             (1,444)              (413)                 (14)
    Unrealized appreciation (depreciation) during
        the year                                                 22,899              (5,573)            18,054               (5,580)
                                                              ---------           ---------          ---------            ---------
Net increase (decrease) in assets from
    operations                                                   21,629              (7,017)            17,864               (5,594)
                                                              ---------           ---------          ---------            ---------

Changes from principal transactions:
    Transfer of net premiums                                     19,765              15,582             23,491               16,550
    Transfer on terminations                                    (10,022)             (6,914)            (7,202)              (5,428)
    Transfer on policy loans                                        262                 238                  -                    -
    Net interfund transfers                                      48,522               1,193              9,536               38,504
                                                              ---------           ---------          ---------            ---------
Net increase (decrease) in assets from
    principal transactions                                       58,527              10,099             25,825               49,626
                                                              ---------           ---------          ---------            ---------
Total increase (decrease) in assets                              80,156               3,082             43,689               44,032

Assets beginning of year                                         29,246              26,164             47,482                3,450
                                                              ---------           ---------          ---------            ---------
Assets end of year                                            $ 109,402           $  29,246          $  91,171            $  47,482
                                                              =========           =========          =========            =========

See accompanying notes.

                                     SUB-ACCOUNT
-------------------------------------------------------------------------------------
                                                             PACIFIC RIM EMERGING
     MONEY MARKET TRUST              OVERSEAS TRUST              MARKETS TRUST
-------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
 DEC. 31/03      DEC. 31/02     DEC. 31/03   DEC. 31/02   DEC. 31/03     DEC. 31/02
-------------------------------------------------------------------------------------
$    13,212      $   17,004     $      125   $      106   $       15     $         3
          -               -         (3,575)      (4,737)        (443)           (110)

          -               -         13,820       (1,487)       5,834          (2,322)
-----------      ----------     ----------   ----------   ----------     -----------

     13,212          17,004         10,370       (6,118)       5,406          (2,429)
-----------      ----------     ----------   ----------   ----------     -----------

  1,431,543       1,977,238          4,637       15,197          342              84
   (191,060)       (143,810)        (5,058)      (5,388)        (606)           (421)
       (326)              -              -            -            -               -
 (1,163,754)       (519,470)          (568)      (3,313)       4,043          11,695
-----------      ----------     ----------   ----------   ----------     -----------

     76,403       1,313,958           (989)       6,496        3,779          11,358
-----------      ----------     ----------   ----------   ----------     -----------
     89,615       1,330,962          9,381          378        9,185           8,929

  2,070,945         739,983         24,503       24,125        9,682             753
-----------      ----------     ----------   ----------   ----------     -----------
$ 2,160,560      $2,070,945     $   33,884   $   24,503   $   18,867     $     9,682
===========      ==========     ==========   ==========   ==========     ===========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                          SUB-ACCOUNT
                                                              ----------------------------------------------------------------------
                                                                   QUANTITATIVE EQUITY                   QUANTITATIVE MID CAP
                                                                          TRUST                                  TRUST
                                                              -----------------------------          -------------------------------
                                                              YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02          DEC. 31/03         DEC. 31/02++
                                                              ----------         ----------          ----------         ------------
Income:
    Net investment income during the year                     $     628          $     581           $       -           $       -
    Net realized gain (loss) during the year                    (18,025)          (114,393)                141                 (12)
    Unrealized appreciation (depreciation) during
        the year                                                 38,574             51,928                 890                   -
                                                              ---------          ---------           ---------           ---------
Net increase (decrease) in assets from
    operations                                                   21,177            (61,884)              1,031                 (12)
                                                              ---------          ---------           ---------           ---------
Changes from principal transactions:
    Transfer of net premiums                                      8,964             27,175               2,851                 106
    Transfer on terminations                                    (17,648)          (115,127)               (180)                (89)
    Transfer on policy loans                                          -                  -                   -                   -
    Net interfund transfers                                       2,000             (6,450)              1,426                   -
                                                              ---------          ---------           ---------           ---------
Net increase (decrease) in assets from
    principal transactions                                       (6,684)           (94,402)              4,097                  17
                                                              ---------          ---------           ---------           ---------
Total increase (decrease) in assets                              14,493           (156,286)              5,128                   5

Assets beginning of year                                         97,653            253,939                   5                   -
                                                              ---------          ---------           ---------           ---------
Assets end of year                                            $ 112,146          $  97,653           $   5,133           $       5
                                                              =========          =========           =========           =========

++   Fund available in prior year but no activity.

See accompanying notes.

                                     SUB-ACCOUNT
-------------------------------------------------------------------------------------
   REAL ESTATE SECURITIES         SCIENCE & TECHNOLOGY
            TRUST                        TRUST              SMALL CAP INDEX TRUST
-------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
DEC. 31/03       DEC. 31/02     DEC. 31/03   DEC. 31/02   DEC. 31/03     DEC. 31/02
-------------------------------------------------------------------------------------
$   3,593        $    3,754     $        -   $        -   $        -     $       248
      649               354        (39,986)    (103,590)        (827)         (2,952)

   42,344            (2,461)        89,912       46,320       20,724          (3,458)
---------        ----------     ----------   ----------   ----------     -----------

   46,586             1,647         49,926      (57,270)      19,897          (6,162)
---------        ----------     ----------   ----------   ----------     -----------

   10,256           109,814         38,159       47,097       13,995          27,754
   (6,278)           (3,903)       (20,318)     (40,516)      (5,665)         (3,776)
        -                 -            308          280            -               -
    9,277             3,881         38,575        1,538       24,043           1,178
---------        ----------     ----------   ----------   ----------     -----------

   13,255           109,792         56,724        8,399       32,373          25,156
---------        ----------     ----------   ----------   ----------     -----------
   59,841           111,439        106,650      (48,871)      52,270          18,994

  118,093             6,654         78,981      127,852       28,276           9,282
---------        ----------     ----------   ----------   ----------     -----------
$ 177,934        $  118,093     $  185,631   $   78,981   $   80,546     $    28,276
=========        ==========     ==========   ==========   ==========     ===========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                         SUB-ACCOUNT
                                                              ----------------------------------------------------------------------
                                                                    SMALL COMPANY BLEND                    SMALL COMPANY VALUE
                                                                           TRUST                                 TRUST
                                                              ------------------------------          ------------------------------
                                                              YEAR ENDED         YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02           DEC. 31/03          DEC. 31/02
                                                             ----------         -----------          ----------          ----------
Income:
    Net investment income during the year                     $       -          $       21           $     950           $     749
    Net realized gain (loss) during the year                       (683)               (573)              1,269               3,397
    Unrealized appreciation (depreciation) during
        the year                                                 11,835              (4,616)             52,551             (14,902)
                                                              ---------          ----------           ---------           ---------
Net increase (decrease) in assets from
    operations                                                   11,152              (5,168)             54,770             (10,756)
                                                              ---------          ----------           ---------           ---------
Changes from principal transactions:
    Transfer of net premiums                                     16,164              12,700              45,623              49,279
    Transfer on terminations                                     (5,368)             (3,861)            (18,250)            (15,529)
    Transfer on policy loans                                       (169)                  -                 242                 223
    Net interfund transfers                                       8,327               5,734               7,522              37,219
                                                              ---------          ----------           ---------           ---------
Net increase (decrease) in assets from
    principal transactions                                       18,954              14,573              35,137              71,192
                                                              ---------          ----------           ---------           ---------
Total increase (decrease) in assets                              30,106               9,405              89,907              60,436

Assets beginning of year                                         21,431              12,026             160,148              99,712
                                                              ---------          ----------           ---------           ---------
Assets end of year                                            $  51,537          $   21,431           $ 250,055           $ 160,148
                                                              =========          ==========           =========           =========

**    Reflects the period from commencement of operations May 5, 2003 through
     December 31, 2003.

++   Fund available in prior year but no activity.

See accompanying notes.

                                         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
SPECIAL VALUE                                                             STRATEGIC OPPORTUNITIES
   TRUST            STRATEGIC BOND TRUST      STRATEGIC GROWTH TRUST              TRUST
---------------------------------------------------------------------------------------------------
PERIOD ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
DEC. 31/03**     DEC. 31/03     DEC. 31/02   DEC. 31/03   DEC. 31/02++   DEC. 31/03     DEC. 31/02
---------------------------------------------------------------------------------------------------
$          -     $    7,630     $   21,819   $        -   $        -     $         -    $        -
          14          2,113          1,254          122          (19)        (15,301)      (65,069)

         293         14,500         (3,755)       2,114           89          49,463        (9,728)
------------     ----------     ----------   ----------   ----------     -----------    ----------

         307         24,243         19,318        2,236           70          34,162       (74,797)
------------     ----------     ----------   ----------   ----------     -----------    ----------

         742         26,996         10,664        5,621          776          56,011        64,041
        (124)       (32,358)      (202,038)        (729)        (166)        (16,298)      (68,646)
           -              -              -            -            -          (1,953)            -
       1,126         96,503         10,386       12,530        2,389           2,174        10,753
------------     ----------     ----------   ----------   ----------     -----------    ----------

       1,744         91,141       (180,988)      17,422        2,999          39,934         6,148
------------     ----------     ----------   ----------   ----------     -----------    ----------
       2,051        115,384       (161,670)      19,658        3,069          74,096       (68,649)

           -        158,608        320,278        3,069            -         122,446       191,095
------------     ----------     ----------   ----------   ----------     -----------    ----------
$      2,051     $  273,992     $  158,608   $   22,727   $    3,069     $   196,542    $  122,446
============     ==========     ==========   ==========   ==========     ===========    ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                           SUB-ACCOUNT
                                                              ---------------------------------------------------------------------
                                                                     STRATEGIC VALUE                      TELECOMMUNICATIONS
                                                                         TRUST                                  TRUST
                                                              ------------------------------        -------------------------------
                                                              YEAR ENDED         YEAR ENDED         PERIOD ENDED         YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02         MAY 2/03****         DEC. 31/02
                                                              ----------         -----------        ------------         ----------
Income:
    Net investment income during the year                     $       1          $        -          $       -            $       -
    Net realized gain (loss) during the year                       (484)               (319)              (294)                (541)
    Unrealized appreciation (depreciation) during
          the year                                                2,069                (519)               504                 (469)
                                                              ---------          ----------          ---------            ---------
Net increase (decrease) in assets from
    operations                                                    1,586                (838)               210               (1,010)
                                                              ---------          ----------          ---------            ---------
Changes from principal transactions:
    Transfer of net premiums                                      4,945               6,066                653                2,422
    Transfer on terminations                                     (1,460)             (1,436)                45                 (994)
    Transfer on policy loans                                          -                   -                  -                    -
    Net interfund transfers                                      (1,342)                  -             (2,851)                 216
                                                              ---------          ----------          ---------            ---------
Net increase (decrease) in assets from
    principal transactions                                        2,143               4,630             (2,153)               1,644
                                                              ---------          ----------          ---------            ---------
Total increase (decrease) in assets                               3,729               3,792             (1,943)                 634

Assets beginning of year                                          4,758                 966              1,943                1,309
                                                              ---------          ----------          ---------            ---------
Assets end of year                                            $   8,487          $    4,758          $       -            $   1,943
                                                              =========          ==========          =========            =========

**** Terminated as an investment option and funds transferred to Science &
     Technology Trust on May 2, 2003.

See accompanying notes.

                                                   SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCK MARKET          U.S. GOVERNMENT              U.S. LARGE CAP
     TOTAL RETURN TRUST               INDEX TRUST              SECURITIES TRUST                  TRUST
-----------------------------------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
DEC. 31/03       DEC. 31/02     DEC. 31/03   DEC. 31/02   DEC. 31/03     DEC. 31/02     DEC. 31/03    DEC. 31/02
-----------------------------------------------------------------------------------------------------------------
$  15,950        $    7,057     $        -   $      538   $   11,560     $     6,236    $      253    $       97
      297               501           (350)        (782)         284             325        (2,506)       (2,110)

   (3,473)            8,339         21,643      (11,086)      (5,174)          7,872        28,968        (9,726)
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------

   12,774            15,897         21,293      (11,330)       6,670          14,433        26,715       (11,739)
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------

   53,008           121,195         28,973       46,693      139,998         180,813        47,802        30,245
  (38,311)          (18,673)        (5,644)      (6,131)     (42,618)        (24,914)      (10,802)       (9,466)
        -                 -              -            -            -               -          (736)            -
   50,096            50,397          6,392        6,869        9,964          11,612        11,137         4,415
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------

   64,793           152,919         29,721       47,431      107,344         167,511        47,401        25,194
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------
   77,567           168,816         51,014       36,101      114,014         181,944        74,116        13,455

  245,736            76,920         54,673       18,572      336,205         154,261        49,694        36,239
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------
$ 323,303        $  245,736     $  105,687   $   54,673   $  450,219     $   336,205    $  123,810    $   49,694
=========        ==========     ==========   ==========   ==========     ===========    ==========    ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                               SUB-ACCOUNT
                                                           -----------------------------------------------------
                                                           UTILITIES TRUST               VALUE TRUST
                                                           -----------------------------------------------------
                                                              YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                             DEC. 31/03++        DEC. 31/03           DEC. 31/02
                                                             ------------        -----------          ----------
Income:
    Net investment income during the year                     $       -          $     1,328          $   1,358
    Net realized gain (loss) during the year                          3               (1,820)            (3,462)
    Unrealized appreciation (depreciation) during
        the year                                                    640               44,394            (17,689)
                                                              ---------          -----------          ---------
Net increase (decrease) in assets from
    operations                                                      643               43,902            (19,793)
                                                              ---------          -----------          ---------
Changes from principal transactions:
    Transfer of net premiums                                          -               43,823             59,095
    Transfer on terminations                                        583              (10,218)           (13,865)
    Transfer on policy loans                                          -                  134                234
    Net interfund transfers                                       4,560               18,732             (3,843)
                                                              ---------          -----------          ---------
Net increase (decrease) in assets from
    principal transactions                                        5,143               52,471             41,621
                                                              ---------          -----------          ---------
Total increase (decrease) in assets                               5,786               96,373             21,828

Assets beginning of year                                              -               96,909             75,081
                                                              ---------          -----------          ---------
Assets end of year                                            $   5,786          $   193,282          $  96,909
                                                              =========          ===========          =========

++   Fund available in prior year but no activity.

See accompanying notes.

        SUB-ACCOUNT
---------------------------
      500 INDEX TRUST                      TOTAL
-------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
-------------------------------------------------------------
$      1,510     $        2     $    111,883    $    110,325
      (5,075)        (6,941)        (254,748)     (1,052,765)

      61,751        (21,298)       1,496,937         124,596
------------     ----------     ------------    ------------

      58,186        (28,237)       1,354,072        (817,844)
------------     ----------     ------------    ------------

     129,166         91,164        3,002,997       4,049,871
     (32,844)       (24,600)        (917,788)     (1,743,184)
           -              -          (10,800)            975
      50,039         26,647          (52,498)        143,294
------------     ----------     ------------    ------------

     146,361         93,211        2,021,911       2,450,956
------------     ----------     ------------    ------------
     204,547         64,974        3,375,983       1,633,112

     133,278         68,304        6,758,603       5,125,491
------------     ----------     ------------    ------------
$    337,825     $  133,278     $ 10,134,586    $  6,758,603
============     ==========     ============    ============

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2003

1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty-three active investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. Prior to 2002, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America ("MNA"). Effective January 1, 2002 MNA was merged with and into ManUSA.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

       PREVIOUS NAME                 NEW NAME          EFFECTIVE DATE
---------------------------  -----------------------  ----------------
Capital Opportunities Trust   Strategic Value Trust      May 1, 2003
 Tactical Allocation Trust   Global Allocation Trust     May 1, 2003
 U.S. Large Cap Value Trust    U.S. Large Cap Trust      May 1, 2003
        Growth Trust            All Cap Core Trust    November 25, 2002

Effective May 2, 2003 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

         TERMINATED             FUNDS TRANSFERRED TO
---------------------------  --------------------------
Internet Technologies Trust  Science & Technology Trust
    Mid Cap Growth Trust        Dynamic Growth Trust
Mid Cap Opportunities Trust     Dynamic Growth Trust
  Telecommunications Trust   Science & Technology Trust

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                           COMMENCEMENT OF OPERATIONS
                                               OF THE SUB-ACCOUNTS
                                           --------------------------
American Blue Chip Income & Growth Trust<         July 9, 2003
American Growth Trust                             July 9, 2003
American Growth-Income Trust                      July 9, 2003
American International Trust                      July 9, 2003
Emerging Growth Trust                              May 5, 2003
Large Cap Value Trust                              May 5, 2003
Mid Cap Core Trust                                 May 5, 2003
Natural Resources Trust<                           May 5, 2003
Quantitative All Cap Trust<                        May 5, 2003
Real Return Bond Trust<                            May 5, 2003
Small Cap Opportunities Trust<                     May 5, 2003
Special Value Trust                                May 5, 2003

 < Fund available in current year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                  PURCHASES    SALES
                                 ----------  --------
SUB-ACCOUNTS:
   Aggressive Growth Trust        $ 12,276   $ 12,597
   All Cap Core Trust               39,682     18,210
   All Cap Growth Trust             24,954     10,577
   All Cap Value Trust               4,193     26,725
   American Growth Trust             4,926        208
   American Growth-Income Trust      6,492        274
   American International Trust      2,383        180
   Balanced Trust                   22,635      5,269
   Blue Chip Growth Trust          163,870     42,474
   Capital Appreciation Trust        2,894        504
   Diversified Bond Trust          124,864     64,224
   Dynamic Growth Trust            171,080     12,316
   Emerging Growth Trust               514          2
   Emerging Small Company Trust     12,369      7,997
   Equity-Income Trust             227,223    223,137
   Equity Index Trust                  726      1,892
   Financial Services Trust         43,304      2,300
   Fundamental Value Trust          69,076     19,763
   Global Allocation Trust          17,832      1,010
   Global Bond Trust                43,603     16,223
   Global Equity Trust             106,235     99,409
   Growth & Income Trust            95,036     52,348
   Health Sciences Trust            27,739      5,747
   High Yield Trust                220,516    176,995

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                        PURCHASES      SALES
                                        ----------   ----------
SUB-ACCOUNTS:
   Income & Value Trust                 $   22,774   $    7,898
   International Index Trust                 8,557        1,765
   International Small Cap Trust             8,966        6,615
   International Stock Trust                11,820        8,795
   International Value Trust                32,890        7,119
   Internet Technologies Trust               3,006       15,967
   Investment Quality Bond Trust           292,354      171,199
   Large Cap Growth Trust                  187,439      215,678
   Large Cap Value Trust                    45,079          355
   Lifestyle Aggressive 1000 Trust           2,811        1,447
   Lifestyle Balanced 640 Trust            267,901        7,067
   Lifestyle Conservative 280 Trust        166,075        8,754
   Lifestyle Growth 820 Trust               41,609        7,591
   Lifestyle Moderate 460 Trust              2,578          187
   Mid Cap Core Trust                        6,775          596
   Mid Cap Growth Trust                        240      150,431
   Mid Cap Index Trust                      31,382        7,650
   Mid Cap Opportunities Trust                 109        1,331
   Mid Cap Stock Trust                      69,224       10,698
   Mid Cap Value Trust                      40,501       14,453
   Money Market Trust                    1,422,317    1,332,702
   Overseas Trust                           11,799       12,664
   Pacific Rim Emerging Markets Trust        7,175        3,381
   Quantitative Equity Trust                 9,317       15,374
   Quantitative Mid Cap Trust                4,965          868
   Real Estate Securities Trust             25,274        8,426
   Science & Technology Trust               74,966       18,242
   Small Cap Index Trust                    37,980        5,606
   Small Company Blend Trust                23,807        4,853
   Small Company Value Trust                55,598       19,512
   Special Value Trust                       1,883          140
   Strategic Bond Trust                    129,416       30,645
   Strategic Growth Trust                   18,043          622
   Strategic Opportunities Trust            54,904       14,970
   Strategic Value Trust                     4,883        2,738
   Telecommunications Trust                  1,368        3,522
   Total Return Trust                      115,183       34,440
   Total Stock Market Index Trust           33,999        4,278
   U.S. Government Securities Trust        177,997       59,094
   U.S. Large Cap Trust                     63,585       15,931
   Utilities Trust                           5,351          209
   Value Trust                              66,392       12,594
   500 Index Trust                         186,471       38,600
                                        ----------   ----------
                                        $5,219,185   $3,085,388
                                        ==========   ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS

                                        SUB-ACCOUNT
                            -------------------------------------
                                    AGGRESSIVE GROWTH TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC. 31/01
                            ----------    ----------   ----------
Units, beginning of year        10,993       20,820        22,559
Units issued                     1,494        1,806         1,606
Units redeemed                  (1,582)     (11,633)       (3,345)
                             ---------     --------     ---------
Units, end of year              10,905       10,993        20,820
                             =========     ========     =========
Unit value, end of year      $   10.02     $   7.49     $    9.98

Net assets, end of year      $ 109,282     $ 82,297     $ 207,717

Investment income ratio(1)        0.00%        0.00%         0.00%
Total return(2)                  33.87%      -24.96%       -25.98%

                                         SUB-ACCOUNT
                            -------------------------------------
                                      ALL CAP CORE TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC. 31/01
                            ----------    ----------   ----------
Units, beginning of year        18,944       41,935        35,265
Units issued                     6,116        5,791        11,127
Units redeemed                  (2,950)     (28,782)       (4,457)
                             ---------     --------     ---------
Units, end of year              22,110       18,944        41,935
                             =========     ========     =========
Unit value, end of year     $     7.54     $   5.73     $    7.66

Net assets, end of year     $  166,666     $108,556     $ 321,442

Investment income ratio(1)        0.00%        0.00%         0.00%
Total return(2)                  31.55%      -25.23%       -21.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                         SUB-ACCOUNT
                            -------------------------------------
                                     ALL CAP GROWTH TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC. 31/01
                            ----------    ----------   ----------
Units, beginning of year        9,404       10,175        9,724
Units issued                    2,997        4,968        3,017
Units redeemed                 (1,307)      (5,739)      (2,566)
                             --------      -------      -------
Units, end of year             11,094        9,404       10,175
                             ========      =======      =======

Unit value, end of year      $   9.58      $  7.41      $  9.80

Net assets, end of year      $106,273      $69,701      $99,760

Investment income ratio(1)       0.00%        0.00%        0.00%
Total return(2)                 29.24%      -24.41%      -23.77%

                                        SUB-ACCOUNT
                            -------------------------------------
                                     ALL CAP VALUE TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC.31/01*
                            ----------    ----------   ----------
Units, beginning of year       24,771        11,356            -
Units issued                      418        18,634       11,465
Units redeemed                 (2,381)       (5,219)        (109)
                             --------      --------     --------
Units, end of year             22,808        24,771       11,356
                             ========      ========     ========

Unit value, end of year      $  12.59      $   9.10     $  12.61

Net assets, end of year      $287,241      $225,471     $143,220

Investment income ratio(1)       0.08%         0.00%        0.09%
Total return(2)                 38.36%       -27.83%        0.90%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                  SUB-ACCOUNT
                                ---------------
                                AMERICAN GROWTH
                                    TRUST
                                ---------------
                                 PERIOD ENDED
                                  DEC. 31/03+
                                ---------------
Units, beginning of year                 -
Units issued                           372
Units redeemed                         (16)
                                   -------
Units, end of year                     356
                                   =======

Unit value, end of year            $ 13.89

Net assets, end of year            $ 4,942

Investment income ratio(1)            0.00%
Total return(2)                      11.09%

                                  SUB-ACCOUNT
                                ----------------
                                AMERICAN GROWTH-
                                  INCOME TRUST
                                ----------------
                                  PERIOD ENDED
                                  DEC. 31/03+
                                ----------------
Units, beginning of year                 -
Units issued                           490
Units redeemed                         (21)
                                    ------
Units, end of year                     469
                                    ======

Unit value, end of year             $14.15

Net assets, end of year             $6,640

Investment income ratio(1)            0.00%
Total return(2)                      13.18%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                               -------------------
                                    AMERICAN
                               INTERNATIONAL TRUST
                               -------------------
                                   PERIOD ENDED
                                    DEC. 31/03+
                               -------------------
Units, beginning of year                   -
Units issued                             181
Units redeemed                           (12)
                                     -------
Units, end of year                       169
                                     =======

Unit value, end of year              $ 15.19

Net assets, end of year              $ 2,559

Investment income ratio(1)              0.00%
Total return(2)                        21.48%

                                           SUB-ACCOUNT
                             ----------------------------------------
                                          BALANCED TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year          1,932            613            223
Units issued                      3,141          1,523            442
Units redeemed                     (763)          (204)           (52)
                             ----------     ----------     ----------
Units, end of year                4,310          1,932            613
                             ==========     ==========     ==========

Unit value, end of year      $     7.77     $     6.79     $     7.93

Net assets, end of year      $   33,469     $   13,129     $    4,863

Investment income ratio(1)         1.84%          1.71%          1.21%
Total return(2)                   14.31%        -14.36%        -10.20%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                          SUB-ACCOUNT
                             ---------------------------------------
                                     BLUE CHIP GROWTH TRUST
                             ---------------------------------------
                             YEAR ENDED     YEAR ENDED    YEAR ENDED
                             DEC. 31/03     DEC. 31/02    DEC. 31/01
                             ----------     ----------    ----------
Units, beginning of year         30,144         16,940         2,397
Units issued                     19,258         21,518        15,928
Units redeemed                   (5,006)        (8,314)       (1,385)
                             ----------     ----------    ----------
Units, end of year               44,396         30,144        16,940
                             ==========     ==========    ==========

Unit value, end of year      $     9.49     $     7.35    $     9.70

Net assets, end of year      $  421,441     $  221,532    $  164,347

Investment income ratio(1)         0.04%          0.00%         0.00%
Total return(2)                   29.16%        -24.26%       -14.60%

                                             SUB-ACCOUNT
                             -----------------------------------------
                                     CAPITAL APPRECIATION TRUST
                             -----------------------------------------
                             YEAR ENDED     YEAR ENDED    PERIOD ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01*
                             ----------     ----------    ------------
Units, beginning of year            325              -               -
Units issued                        333            352             478
Units redeemed                      (56)           (27)           (478)
                             ----------     ----------    ------------
Units, end of year                  602            325               -
                             ==========     ==========    ============

Unit value, end of year      $     9.97     $     7.70    $          -

Net assets, end of year      $    6,007     $    2,502    $          -

Investment income ratio(1)         0.00%          0.00%           0.00%
Total return(2)                   29.47%        -30.61%           0.00%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                           SUB-ACCOUNT
                             ----------------------------------------
                                      DIVERSIFIED BOND TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year         18,470         26,609         31,136
Units issued                      8,718         10,860            306
Units redeemed                   (4,993)       (18,999)        (4,833)
                             ----------     ----------     ----------
Units, end of year               22,195         18,470         26,609
                             ==========     ==========     ==========

Unit value, end of year      $    13.29     $    12.71     $    11.81

Net assets, end of year      $  295,027     $  234,712     $  314,222

Investment income ratio(1)         4.33%          4.60%          5.66%
Total return(2)                    4.60%          7.61%          7.09%

                                           SUB-ACCOUNT
                             ----------------------------------------
                                       DYNAMIC GROWTH TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year         11,187          7,054          3,333
Units issued                     48,352          5,737          5,773
Units redeemed                   (3,156)        (1,604)        (2,052)
                             ----------     ----------     ----------
Units, end of year               56,383         11,187          7,054
                             ==========     ==========     ==========

Unit value, end of year      $     4.41     $     3.42     $     4.77

Net assets, end of year      $  248,532     $   38,219     $   33,636

Investment income ratio(1)         0.00%          0.00%          0.18%
Total return(2)                   29.04%        -28.36%        -40.24%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                             SUB-ACCOUNT
                             ------------
                               EMERGING
                             GROWTH TRUST
                             ------------
                             PERIOD ENDED
                             DEC. 31/03**
                             ------------
Units, beginning of year            -
Units issued                       31
Units redeemed                      -
                               ------
Units, end of year                 31
                               ======

Unit value, end of year        $16.35

Net assets, end of year        $  507

Investment income ratio(1)       0.00%
Total return(2)                 30.84%

                                            SUB-ACCOUNT
                             ----------------------------------------
                                      EMERGING SMALL COMPANY
                                              TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year          4,723          8,455          8,705
Units issued                      1,128            958          1,178
Units redeemed                     (775)        (4,690)        (1,428)
                             ----------     ----------     ----------
Units, end of year                5,076          4,723          8,455
                             ==========     ==========     ==========

Unit value, end of year      $    12.82     $     9.17     $    12.96

Net assets, end of year      $   65,061     $   43,321     $  109,547

Investment income ratio(1)         0.00%          0.00%          0.00%
Total return(2)                   39.73%        -29.20%        -22.24%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                EQUITY-INCOME TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             23,882              7,078                644
Units issued                         22,005             26,518              7,645
Units redeemed                      (22,523)            (9,714)            (1,211)
                                  ---------          ---------          ---------
Units, end of year                   23,364             23,882              7,078
                                  =========          =========          =========

Unit value, end of year           $   12.54          $    9.99          $   11.52

Net assets, end of year           $ 293,022          $ 238,524          $  81,523

Investment income ratio(1)             1.39%              1.40%              0.44%
Total return(2)                       25.58%            -13.28%              1.29%

                                                 SUB-ACCOUNT
                                 --------------------------------------------
                                             EQUITY INDEX TRUST
                                 --------------------------------------------
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DEC. 31/03       DEC. 31/02       DEC. 31/01
                                 ----------       ----------       ----------
Units, beginning of year            1,221              926              653
Units issued                           74              556              493
Units redeemed                       (245)            (261)            (220)
                                  -------          -------          -------
Units, end of year                  1,050            1,221              926
                                  =======          =======          =======

Unit value, end of year           $  9.21          $  7.18          $  9.24

Net assets, end of year           $ 9,676          $ 8,770          $ 8,561

Investment income ratio(1)           1.43%            0.82%            0.71%
Total return(2)                     28.27%          -22.30%          -12.26%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                                 ------------------------------------------------
                                             FINANCIAL SERVICES TRUST
                                 ------------------------------------------------
                                 YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01*
                                 ----------        ----------        -----------
Units, beginning of year               632               264                 -
Units issued                         3,851               455               283
Units redeemed                        (206)              (87)              (19)
                                  --------          --------          --------
Units, end of year                   4,277               632               264
                                  ========          ========          ========

Unit value, end of year           $  12.76          $   9.55          $  11.63

Net assets, end of year           $ 54,574          $  6,038          $  3,069

Investment income ratio(1)            0.05%             0.00%             0.11%
Total return(2)                      33.58%           -17.88%            -6.93%

                                                     SUB-ACCOUNT
                                  -------------------------------------------------
                                               FUNDAMENTAL VALUE TRUST
                                  -------------------------------------------------
                                  YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01*
                                  ----------         ----------         -----------
Units, beginning of year              4,281                383                  -
Units issued                          6,091              4,334                387
Units redeemed                       (1,731)              (436)                (4)
                                  ---------          ---------          ---------
Units, end of year                    8,641              4,281                383
                                  =========          =========          =========

Unit value, end of year           $   12.76          $    9.83          $   11.73

Net assets, end of year           $ 110,274          $  42,078          $   4,491

Investment income ratio(1)             0.19%              0.04%              0.00%
Total return(2)                       29.83%            -16.20%             -6.16%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                          SUB-ACCOUNT
                                 -----------------------------
                                    GLOBAL ALLOCATION TRUST
                                 -----------------------------
                                 YEAR ENDED        YEAR ENDED
                                 DEC. 31/03       DEC. 31/02++
                                 ----------       ------------
Units, beginning of year               848                 -
Units issued                         1,997               918
Units redeemed                        (113)              (70)
                                  --------          --------
Units, end of year                   2,732               848
                                  ========          ========

Unit value, end of year           $  10.18          $   8.05

Net assets, end of year           $ 27,793          $  6,825

Investment income ratio(1)            0.22%             0.00%
Total return(2)                      26.43%           -23.21%

                                                 SUB-ACCOUNT
                                 ----------------------------------------------
                                              GLOBAL BOND TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year               308                24                 -
Units issued                         3,520               318                30
Units redeemed                      (1,277)              (34)               (6)
                                  --------          --------          --------
Units, end of year                   2,551               308                24
                                  ========          ========          ========

Unit value, end of year           $  13.21          $  11.44          $   9.53

Net assets, end of year           $ 33,688          $  3,526          $    229

Investment income ratio(1)            1.86%             0.00%             0.00%
Total return(2)                      15.40%            20.12%             0.53%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     SUB-ACCOUNT
                                  ------------------------------------------------
                                                GLOBAL EQUITY TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year              6,705             12,768             12,777
Units issued                         13,942              2,163              3,219
Units redeemed                      (12,779)            (8,226)            (3,228)
                                  ---------          ---------          ---------
Units, end of year                    7,868              6,705             12,768
                                  =========          =========          =========

Unit value, end of year           $    9.75          $    7.65          $    9.46

Net assets, end of year           $  76,744          $  51,310          $ 120,802

Investment income ratio(1)             0.48%              1.44%              2.62%
Total return(2)                       27.46%            -19.11%            -16.09%

                                                  SUB-ACCOUNT
                                  ------------------------------------------------
                                              GROWTH & INCOME TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             62,157             48,091             44,117
Units issued                         11,273             46,527             11,249
Units redeemed                       (6,686)           (32,461)            (7,275)
                                  ---------          ---------          ---------
Units, end of year                   66,744             62,157             48,091
                                  =========          =========          =========

Unit value, end of year           $    9.00          $    7.11          $    9.40

Net assets, end of year           $ 600,702          $ 441,927          $ 451,836

Investment income ratio(1)             0.93%              0.57%              0.41%
Total return(2)                       26.59%            -24.33%            -11.28%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                                 ------------------------------------------------
                                              HEALTH SCIENCES TRUST
                                 ------------------------------------------------
                                 YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01*
                                 ----------        ----------        -----------
Units, beginning of year             4,548             3,544                 -
Units issued                         2,304             5,105             3,551
Units redeemed                        (532)           (4,101)               (7)
                                  --------          --------          --------
Units, end of year                   6,320             4,548             3,544
                                  ========          ========          ========

Unit value, end of year           $  13.42          $   9.85          $  13.54

Net assets, end of year           $ 84,810          $ 44,812          $ 47,988

Investment income ratio(1)            0.00%             0.00%             0.00%
Total return(2)                      36.22%           -27.24%             8.32%

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                 HIGH YIELD TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             17,585              5,731                292
Units issued                         22,865             12,717              5,555
Units redeemed                      (19,362)              (863)              (116)
                                  ---------          ---------          ---------
Units, end of year                   21,088             17,585              5,731
                                  =========          =========          =========

Unit value, end of year           $   10.69          $    8.59          $    9.23


Net assets, end of year           $ 225,553          $ 151,141          $  52,896

Investment income ratio(1)             5.29%              6.26%              4.88%
Total return(2)                       24.41%             -6.87%             -5.48%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                                 ----------------------------------------------
                                                INCOME & VALUE
                                                     TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year             6,278               521                 -
Units issued                         2,022             6,261               556
Units redeemed                        (729)             (504)              (35)
                                  --------          --------          --------
Units, end of year                   7,571             6,278               521
                                  ========          ========          ========

Unit value, end of year           $  12.00          $   9.49          $  11.29

Net assets, end of year           $ 90,892          $ 59,584          $  5,883

Investment income ratio(1)            1.85%             2.16%             0.00%
Total return(2)                      26.48%           -15.93%             0.98%

                                          SUB-ACCOUNT
                                 ----------------------------
                                   INTERNATIONAL INDEX TRUST
                                 ----------------------------
                                 YEAR ENDED       YEAR ENDED
                                 DEC. 31/03      DEC. 31/02++
                                 ----------      ------------
Units, beginning of year              174                -
Units issued                        1,105              204
Units redeemed                       (246)             (30)
                                  -------          -------
Units, end of year                  1,033              174
                                  =======          =======

Unit value, end of year           $  9.58          $  7.24

Net assets, end of year           $ 9,895          $ 1,257

Investment income ratio(1)           2.52%            2.06%
Total return(2)                     32.18%          -17.15%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                                 ----------------------------------------------
                                                 INTERNATIONAL
                                                SMALL CAP TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year             5,297             9,696             9,624
Units issued                         1,057               733             1,694
Units redeemed                        (815)           (5,132)           (1,622)
                                  --------          --------          --------
Units, end of year                   5,539             5,297             9,696
                                  ========          ========          ========

Unit value, end of year           $  11.37          $   7.34          $   8.81

Net assets, end of year           $ 62,981          $ 38,874          $ 85,451

Investment income ratio(1)            0.00%             0.00%             0.00%
Total return(2)                      54.95%           -16.73%           -31.10%

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                               INTERNATIONAL STOCK
                                                       TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year              8,214             13,999             14,599
Units issued                          1,662              1,944              1,882
Units redeemed                       (1,373)            (7,729)            (2,482)
                                  ---------          ---------          ---------
Units, end of year                    8,503              8,214             13,999
                                  =========          =========          =========

Unit value, end of year           $    8.39          $    6.44          $    8.22

Net assets, end of year           $  71,313          $  52,879          $ 115,070

Investment income ratio(1)             0.48%              0.51%              0.20%
Total return(2)                       30.27%            -21.69%            -21.54%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                                 ----------------------------------------------
                                           INTERNATIONAL VALUE TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year             1,222               745               158
Units issued                         2,769             1,089               706
Units redeemed                        (606)             (612)             (119)
                                  --------          --------          --------
Units, end of year                   3,385             1,222               745
                                  ========          ========          ========

Unit value, end of year           $  13.01          $   8.98          $  10.93

Net assets, end of year           $ 44,038          $ 10,979          $  8,148

Investment income ratio(1)            0.69%             0.68%             0.76%
Total return(2)                      44.87%           -17.84%            -9.97%

                                                   SUB-ACCOUNT
                                -----------------------------------------------
                                                     INTERNET
                                              TECHNOLOGIES TRUST
                                -----------------------------------------------
                                PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                MAY 2/03****        DEC. 31/02        DEC. 31/01
                                ------------        ----------        ----------
Units, beginning of year             4,414             1,877               384
Units issued                         1,178             3,686             1,726
Units redeemed                      (5,592)           (1,149)             (233)
                                   -------          --------          --------
Units, end of year                       -             4,414             1,877
                                   =======          ========          ========

Unit value, end of year            $     -          $   2.38          $   3.79

Net assets, end of year            $     -          $ 10,506          $  7,114

Investment income ratio(1)            0.00%             0.00%             0.00%
Total return(2)                      23.53%           -37.20%           -46.09%

**** Terminated as an investment option and funds transferred to Science & Technology Trust May 2, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                 INVESTMENT QUALITY
                                                     BOND TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             18,344              5,368                 29
Units issued                         21,208             14,458              5,471
Units redeemed                      (13,207)            (1,482)              (132)
                                  ---------          ---------          ---------
Units, end of year                   26,345             18,344              5,368
                                  =========          =========          =========

Unit value, end of year           $   13.69          $   12.76          $   11.61

Net assets, end of year           $ 360,700          $ 234,021          $  62,300

Investment income ratio(1)             4.53%              4.72%              0.42%
Total return(2)                        7.32%              9.94%              7.33%

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                  LARGE CAP GROWTH
                                                       TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             24,655             29,100             28,570
Units issued                         27,739             23,497              5,346
Units redeemed                      (31,560)           (27,942)            (4,816)
                                  ---------          ---------          ---------
Units, end of year                   20,834             24,655             29,100
                                  =========          =========          =========

Unit value, end of year           $    8.28          $    6.61          $    8.57

Net assets, end of year           $ 172,590          $ 162,977          $ 249,260

Investment income ratio(1)             0.26%              0.43%              0.00%
Total return(2)                       25.33%            -22.83%            -17.81%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                        SUB-ACCOUNT
                                        -----------
                                         LARGE CAP
                                        VALUE TRUST
                                        -----------
                                        PERIOD ENDED
                                         DEC. 31/03**
                                        ------------
Units, beginning of year                         -
Units issued                                 2,893
Units redeemed                                 (25)
                                          --------
Units, end of year                           2,868
                                          ========
Unit value, end of year                   $  15.96

Net assets, end of year                   $ 45,759

Investment income ratio (1)                   0.00%
Total return (2)                             27.65%

                                  SUB-ACCOUNT
                            -------------------------------
                            LIFESTYLE AGGRESSIVE 1000 TRUST
                            -------------------------------
                               YEAR ENDED   YEAR ENDED
                               DEC. 31/03   DEC. 31/02++
                               ----------   ----------
Units, beginning of year           1,202            -
Units issued                         325        2,474
Units redeemed                      (178)      (1,272)
                                --------     --------
Units, end of year                 1,349        1,202
                                ========     ========
Unit value, end of year         $   9.89     $   7.33

Net assets, end of year         $ 13,337     $  8,814

Investment income ratio (1)         0.41%        0.37%
Total return (2)                   34.90%      -20.71%

++  Fund available in prior year but no activity.

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SUB-ACCOUNT
                                                -----------------------------
                                                LIFESTYLE BALANCED 640 TRUST
                                                -----------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                 DEC. 31/03       DEC. 31/02++
                                                ------------     ------------
Units, beginning of year                               1,252                -
Units issued                                          24,089            1,392
Units redeemed                                          (651)            (140)
                                                ------------     ------------
Units, end of year                                    24,690            1,252
                                                ============     ============
Unit value, end of year                         $      12.09     $       9.76

Net assets, end of year                         $    298,594     $     12,212

Investment income ratio (1)                             0.54%            0.55%
Total return (2)                                       23.97%           -9.95%

                                                SUB-ACCOUNT
                                          ----------------------
                                          LIFESTYLE CONSERVATIVE
                                                 280 TRUST
                                          ----------------------
                                                YEAR ENDED
                                                DEC. 31/03++
                                                -----------
Units, beginning of year                                  -
Units issued                                         13,441
Units redeemed                                         (695)
                                                -----------
Units, end of year                                   12,746
                                                ===========
Unit value, end of year                         $     13.07

Net assets, end of year                         $   166,561

Investment income ratio (1)                            0.69%
Total return (2)                                      11.55%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            SUB-ACCOUNT
                                                ----------------------------------------
                                                          LIFESTYLE GROWTH
                                                             820 TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             5,150          5,603              -
Units issued                                         4,394          5,434          5,923
Units redeemed                                        (804)        (5,887)          (320)
                                                ----------------------------------------
Units, end of year                                   8,740          5,150          5,603
                                                ========================================
Unit value, end of year                         $    11.02     $     8.51     $    10.11

Net assets, end of year                         $   96,340     $   43,822     $   56,645

Investment income ratio (1)                           1.04%          2.28%          0.00%
Total return (2)                                     29.56%        -15.85%         -8.97%

                                                       SUB-ACCOUNT
                                                -----------------------------
                                                LIFESTYLE MODERATE 460 TRUST
                                                -----------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                 DEC. 31/03       DEC. 31/02++
                                                ------------     ------------
Units, beginning of year                                 210                -
Units issued                                             221              223
Units redeemed                                           (16)             (13)
                                                ------------     ------------
Units, end of year                                       415              210
                                                ============     ============
Unit value, end of year                         $      12.42     $      10.54

Net assets, end of year                         $      5,151     $      2,218

Investment income ratio (1)                             2.51%            1.73%
Total return (2)                                       17.83%           -4.04%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                SUB-ACCOUNT
                                                -----------
                                                 MID CAP
                                                CORE TRUST
                                                -----------
                                               PERIOD ENDED
                                                DEC. 31/03**
                                               -----------
Units, beginning of year                                  -
Units issued                                            466
Units redeemed                                          (41)
                                                -----------
Units, end of year                                      425
                                                ===========
Unit value, end of year                         $     15.32

Net assets, end of year                         $     6,514

Investment income ratio (1)                            0.00%
Total return (2)                                      22.56%

                                                              SUB-ACCOUNT
                                               ------------------------------------------
                                                          MID CAP GROWTH TRUST
                                               ------------------------------------------
                                               PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                MAY 2/03#      DEC. 31/02    DEC. 31/01*
                                                ----------     ----------    ------------
Units, beginning of year                            18,979          8,294              -
Units issued                                            34         11,123          8,343
Units redeemed                                     (19,013)          (438)           (49)
                                                ----------     ----------     ----------
Units, end of year                                       -         18,979          8,294
                                                ==========     ==========     ==========
Unit value, end of year                         $        -     $     7.29     $    10.47

Net assets, end of year                         $        -     $  138,357     $   86,836

Investment income ratio (1)                           0.00%          0.00%          0.00%
Total return (2)                                      8.64%        -30.37%        -16.24%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                          MID CAP INDEX TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             4,729          2,395            130
Units issued                                         2,485          3,555          2,356
Units redeemed                                        (634)        (1,221)           (91)
                                                ----------     ----------     ----------
Units, end of year                                   6,580          4,729          2,395
                                                ==========     ==========     ==========
Unit value, end of year                         $    15.02     $    11.17     $    13.16

Net assets, end of year                         $   98,861     $   52,805     $   31,519

Investment income ratio (1)                           0.00%          0.58%          2.08%
Total return (2)                                     34.56%        -15.16%         -1.73%

                                                              SUB-ACCOUNT
                                               ------------------------------------------
                                                                MID CAP
                                                           OPPORTUNITIES TRUST
                                               ------------------------------------------
                                               PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                MAY 2/03#      DEC. 31/02    DEC. 31/01*
                                                ----------     ----------    ------------
Units, beginning of year                               155             14              -
Units issued                                            15            172             20
Units redeemed                                        (170)           (31)            (6)
                                                ----------     ----------     ----------
Units, end of year                                       -            155             14
                                                ==========     ==========     ==========
Unit value, end of year                         $        -     $     7.39     $    10.59

Net assets, end of year                         $        -     $    1,143     $      151

Investment income ratio (1)                           0.00%          0.00%          0.00%
Total return (2)                                      7.04%        -30.22%        -15.28%

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                          MID CAP STOCK TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             3,507          2,429          1,131
Units issued                                         6,796          1,590          1,499
Units redeemed                                      (1,086)          (512)          (201)
                                                ----------     ----------     ----------
Units, end of year                                   9,217          3,507          2,429
                                                ==========     ==========     ==========
Unit value, end of year                         $    11.87     $     8.34     $    10.77

Net assets, end of year                         $  109,402     $   29,246     $   26,164

Investment income ratio (1)                           0.00%          0.00%          0.00%
Total return (2)                                     42.33%        -22.56%        -10.99%

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                          MID CAP VALUE TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                DEC. 31/03     DEC. 31/02    DEC. 31/01*
                                                ----------     ----------    ------------
Units, beginning of year                             4,035            264              -
Units issued                                         3,223          4,069            295
Units redeemed                                      (1,077)          (298)           (31)
                                                ----------     ----------     ----------
Units, end of year                                   6,181          4,035            264
                                                ==========     ==========     ==========
Unit value, end of year                         $    14.75     $    11.77     $    13.09

Net assets, end of year                         $   91,171     $   47,482     $    3,450

Investment income ratio (1)                           0.33%          0.00%          0.49%
Total return (2)                                     25.36%        -10.11%          4.72%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                           MONEY MARKET TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                           178,513         64,557         20,792
Units issued                                       121,129        191,003         63,217
Units redeemed                                    (114,482)       (77,047)       (19,452)
                                                ----------     ----------     ----------
Units, end of year                                 185,160        178,513         64,557
                                                ==========     ==========     ==========
Unit value, end of year                         $    11.67     $    11.60     $    11.46

Net assets, end of year                         $2,160,560     $2,070,945     $  739,983

Investment income ratio (1)                           0.58%          1.18%          3.59%
Total return (2)                                      0.58%          1.18%          3.59%

                                                               SUB-ACCOUNT
                                                ----------------------------------------
                                                             OVERSEAS TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             3,635          2,812          1,256
Units issued                                         1,498          1,874          2,032
Units redeemed                                      (1,638)        (1,051)          (476)
                                                ----------     ----------     ----------
Units, end of year                                   3,495          3,635          2,812
                                                ==========     ==========     ==========
Unit value, end of year                         $     9.70     $     6.74     $     8.58

Net assets, end of year                         $   33,884     $   24,503     $   24,152

Investment income ratio (1)                           0.46%          0.45%          0.23%
Total return (2)                                     43.84%        -21.44%        -21.09%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              SUB-ACCOUNT
                                                ----------------------------------------
                                                              PACIFIC RIM
                                                         EMERGING MARKETS TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             1,138             77             44
Units issued                                           800          1,100             47
Units redeemed                                        (363)           (39)           (14)
                                                ----------     ----------     ----------
Units, end of year                                   1,575          1,138             77
                                                ==========     ==========     ==========
Unit value, end of year                         $    11.98     $     8.51     $     9.73

Net assets, end of year                         $   18,867     $    9,682     $      753

Investment income ratio (1)                           0.11%          0.04%          0.29%
Total return (2)                                     40.70%        -12.53%        -18.57%

                                                               SUB-ACCOUNT
                                                ----------------------------------------
                                                        QUANTITATIVE EQUITY TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                            14,038         26,366         26,944
Units issued                                         1,163          2,875          3,771
Units redeemed                                      (2,152)       (15,203)        (4,349)
                                                ----------     ----------     ----------
Units, end of year                                  13,049         14,038         26,366
                                                ==========     ==========     ==========
Unit value, end of year                         $     8.59     $     6.96     $     9.63

Net assets, end of year                         $  112,146     $   97,653     $  253,939

Investment income ratio (1)                           0.64%          0.35%          0.29%
Total return (2)                                     23.55%        -27.78%        -22.95%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                                ------------------------------
                                                 QUANTITATIVE MID CAP TRUST
                                                ------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                 DEC. 31/03      DEC. 31/02++
                                                ------------     -----------
Units, beginning of year                                   1                -
Units issued                                             551                8
Units redeemed                                           (82)              (7)
                                                ------------     ------------
Units, end of year                                       470                1
                                                ============     ============
Unit value, end of year                         $      10.93     $       7.89

Net assets, end of year                         $      5,133     $          5

Investment income ratio (1)                             0.00%            0.00%
Total return (2)                                       38.53%          -22.65%

                                                              SUB-ACCOUNT
                                                ----------------------------------------
                                                              REAL ESTATE
                                                            SECURITIES TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             9,703            561            231
Units issued                                         1,436          9,389            385
Units redeemed                                        (633)          (247)           (55)
                                                ----------     ----------     ----------
Units, end of year                                  10,506          9,703            561
                                                ==========     ==========     ==========
Unit value, end of year                         $    16.94     $    12.17     $    11.86

Net assets, end of year                         $  177,934     $  118,093     $    6,654

Investment income ratio (1)                           2.59%          3.30%          1.91%
Total return (2)                                     39.14%          2.58%          3.15%

++  Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                                    ------------------------------------------
                                                               SCIENCE & TECHNOLOGY
                                                                        TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               18,018          17,279          12,290
Units issued                                           13,615           7,923           7,023
Units redeemed                                         (3,475)         (7,184)         (2,034)
                                                    ---------       ---------       ---------
Units, end of year                                     28,158          18,018          17,279
                                                    =========       =========       =========

Unit value, end of year                             $    6.59       $    4.38       $    7.40

Net assets, end of year                             $ 185,631       $  78,981       $ 127,852

Investment income ratio(1)                               0.00%           0.00%           0.00%
Total return(2)                                         50.37%         -40.76%         -41.25%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                              SMALL CAP INDEX TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                3,031             781               -
Units issued                                            3,398           3,616             826
Units redeemed                                           (506)         (1,366)            (45)
                                                    ---------       ---------       ---------
Units, end of year                                      5,923           3,031             781
                                                    =========       =========       =========

Unit value, end of year                             $   13.60       $    9.33       $   11.88

Net assets, end of year                             $  80,546       $  28,276       $   9,282

Investment income ratio(1)                               0.00%           1.13%           7.07%
Total return(2)                                         45.79%         -21.47%           1.41%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                             SMALL COMPANY BLEND TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                2,284             954             164
Units issued                                            2,100           1,689             916
Units redeemed                                           (452)           (359)           (126)
                                                    ---------       ---------       ---------
Units, end of year                                      3,932           2,284             954
                                                    =========       =========       =========

Unit value, end of year                             $   13.11       $    9.38       $   12.60

Net assets, end of year                             $  51,537       $  21,431       $  12,026

Investment income ratio(1)                               0.00%           0.14%           0.00%
Total return(2)                                         39.71%         -25.55%          -2.30%

                                                                   SUB-ACCOUNT
                                                    ------------------------------------------

                                                            SMALL COMPANY VALUE TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               14,054           8,232             388
Units issued                                            3,851          11,127           8,141
Units redeemed                                         (1,488)         (5,305)           (297)
                                                    ---------       ---------       ---------
Units, end of year                                     16,417          14,054           8,232
                                                    =========       =========       =========

Unit value, end of year                             $   15.23       $   11.40       $   12.11

Net assets, end of year                             $ 250,055       $ 160,148       $  99,712

Investment income ratio(1)                               0.40%           0.26%           0.10%
Total return(2)                                         33.66%          -5.93%           6.54%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                                   ------------
                                                     SPECIAL
                                                    VALUE TRUST
                                                   ------------
                                                   PERIOD ENDED
                                                   DEC. 31/03**
                                                   ------------
Units, beginning of year                                    -
Units issued                                              140
Units redeemed                                            (10)
                                                    ---------
Units, end of year                                        130
                                                    =========
Unit value, end of year                             $   15.82

Net assets, end of year                             $   2,051

Investment income ratio(1)                               0.00%
Total return(2)                                         26.56%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                              STRATEGIC BOND TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               12,505          27,510          30,987
Units issued                                            8,888           1,544           1,113
Units redeemed                                         (2,296)        (16,549)         (4,590)
                                                    ---------       ---------       ---------
Units, end of year                                     19,097          12,505          27,510
                                                    =========       =========       =========

Unit value, end of year                             $   14.35       $   12.68       $   11.64

Net assets, end of year                             $ 273,992       $ 158,608       $ 320,278

Investment income ratio(1)                               3.49%           8.90%           7.65%
Total return(2)                                         13.11%           8.96%           6.24%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                                                    ---------------------------
                                                      STRATEGIC GROWTH TRUST
                                                    ---------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03     DEC. 31/02++
                                                    ---------------------------
Units, beginning of year                                  387               -
Units issued                                            1,940             432
Units redeemed                                            (68)            (45)
                                                    ---------       ---------
Units, end of year                                      2,259             387
                                                    =========       =========

Unit value, end of year                             $   10.06       $    7.93

Net assets, end of year                             $  22,727       $   3,069

Investment income ratio(1)                               0.00%           0.00%
Total return(2)                                         26.86%         -28.04%

                                                          STRATEGIC OPPORTUNITIES TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               20,172          19,278          15,842
Units issued                                            7,878           9,797           5,966
Units redeemed                                         (2,320)         (8,903)         (2,530)
                                                    ---------       ---------       ---------
Units, end of year                                     25,730          20,172          19,278
                                                    =========       =========       =========

Unit value, end of year                             $    7.64       $    6.07       $    9.91

Net assets, end of year                             $ 196,542       $ 122,446       $ 191,095

Investment income ratio(1)                               0.00%           0.00%           0.48%
Total return(2)                                         25.83%         -38.77%         -15.25%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 SUB-ACCOUNT
                                                    ------------------------------------------
                                                             STRATEGIC VALUE TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01*
                                                    ----------      ----------      ----------
Units, beginning of year                                  611              90               -
Units issued                                              578             667             111
Units redeemed                                           (343)           (146)            (21)
                                                    ---------       ---------       ---------
Units, end of year                                        846             611              90
                                                    =========       =========       =========

Unit value, end of year                             $   10.03       $    7.79       $   10.70

Net assets, end of year                             $   8,487       $   4,758       $     966

Investment income ratio(1)                               0.02%           0.00%           0.00%
Total return(2)                                         28.77%         -27.20%         -14.40%

                                                                 SUB-ACCOUNT
                                                   -------------------------------------------

                                                             TELECOMMUNICATIONS TRUST
                                                   -------------------------------------------
                                                   PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                   MAY 2/03****     DEC. 31/02      DEC. 31/01*
                                                   ------------     ----------     -----------
Units, beginning of year                                  468             165               -
Units issued                                              323             461             182
Units redeemed                                           (791)           (158)            (17)
                                                    ---------       ---------       ---------
Units, end of year                                          -             468             165
                                                    =========       =========       =========
Unit value, end of year                             $       -       $    4.15       $    7.93

Net assets, end of year                             $       -       $   1,943       $   1,309

Investment income ratio(1)                               0.00%           0.00%           0.00%
Total return(2)                                          7.95%         -47.67%         -36.56%

**** Terminated as an investment option and funds transferred to Science &
     Technology Trust May 2, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                                    ------------------------------------------
                                                               TOTAL RETURN TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               15,105           5,178              92
Units issued                                            5,867          10,898           5,322
Units redeemed                                         (2,049)           (971)           (236)
                                                    ---------       ---------       ---------
Units, end of year                                     18,923          15,105           5,178
                                                    =========       =========       =========
Unit value, end of year                             $   17.08       $   16.27       $   14.86

Net assets, end of year                             $ 323,303       $ 245,736       $  76,920

Investment income ratio(1)                               2.43%           2.44%           2.42%
Total return(2)                                          5.01%           9.52%           8.28%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------
                                                              TOTAL STOCK MARKET
                                                                  INDEX TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                6,973           1,864               -
Units issued                                            3,839           5,698           2,051
Units redeemed                                           (486)           (589)           (187)
                                                    ---------       ---------       ---------
Units, end of year                                     10,326           6,973           1,864
                                                    =========       =========       =========
Unit value, end of year                             $   10.24       $    7.84       $    9.96

Net assets, end of year                             $ 105,687       $  54,673       $  18,572

Investment income ratio(1)                               0.00%           1.12%           2.70%
Total return(2)                                         30.55%         -21.29%         -11.41%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                                    ------------------------------------------
                                                                 U.S. GOVERNMENT
                                                                SECURITIES TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               26,203          12,983             384
Units issued                                           12,842          15,867          12,827
Units redeemed                                         (4,553)         (2,647)           (228)
                                                    ---------       ---------       ---------
Units, end of year                                     34,492          26,203          12,983
                                                    =========       =========       =========
Unit value, end of year                             $   13.05       $   12.83       $   11.88

Net assets, end of year                             $ 450,219       $ 336,205       $ 154,261

Investment income ratio(1)                               2.94%           3.35%           1.07%
Total return(2)                                          1.73%           7.99%           7.03%

                                                                    SUB-ACCOUNT
                                                    ------------------------------------------

                                                               U.S. LARGE CAP TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                5,165           2,818             527
Units issued                                            5,729           3,225           2,658
Units redeemed                                         (1,506)           (878)           (367)
                                                    ---------       ---------       ---------
Units, end of year                                      9,388           5,165           2,818
                                                    =========       =========       =========
Unit value, end of year                             $   13.19       $    9.62       $   12.86

Net assets, end of year                             $ 123,810       $  49,694       $  36,239

Investment income ratio(1)                               0.31%           0.25%           0.30%
Total return(2)                                         37.06%         -25.18%          -2.55%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    UTILITIES TRUST
                                                    ----------------
                                                       YEAR ENDED
                                                      DEC. 31/03++
                                                    ----------------
Units, beginning of year                                       -
Units issued                                                 626
Units redeemed                                               (24)
                                                        --------
Units, end of year                                           602
                                                        ========

Unit value, end of year                                 $   9.61

Net assets, end of year                                 $  5,786

Investment income ratio(1)                                  0.00%
Total return(2)                                            34.54%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                                  VALUE TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               10,345           6,187             761
Units issued                                            5,715           5,628           6,612
Units redeemed                                         (1,190)         (1,470)         (1,186)
                                                    ---------       ---------       ---------
Units, end of year                                     14,870          10,345           6,187
                                                    =========       =========       =========

Unit value, end of year                             $   13.00       $    9.37       $   12.13

Net assets, end of year                             $ 193,282       $  96,909       $  75,081

Investment income ratio(1)                               1.06%           0.71%           0.51%
Total return(2)                                         38.75%         -22.80%           3.42%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 SUB-ACCOUNT
                                                    ------------------------------------------
                                                               500 INDEX TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               17,368           6,896              49
Units issued                                           21,523          14,266           7,196
Units redeemed                                         (4,498)         (3,794)           (349)
                                                    ---------       ---------       ---------
Units, end of year                                     34,393          17,368           6,896
                                                    =========       =========       =========

Unit value, end of year                             $    9.82       $    7.67       $    9.91

Net assets, end of year                             $ 337,825       $ 133,278       $  68,304

Investment income ratio(1)                               0.71%           0.00%           2.26%
Total return(2)                                         28.00%         -22.53%         -12.37%

     (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

     (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

6. RELATED PARTY TRANSACTIONS (CONTINUED)

These underwriting and distribution services had been performed by Manufacturers Securities Services LLC ("MSS") before January 1, 2002. MSS is also an indirect wholly owned subsidiary of MFC.

The Company utilizes various services provided by The Manufacturers Life Insurance ("MLI"), a subsidiary of MFC, and its affiliates. Such services include legal, personnel, marketing, investment accounting and other corporate services. Pursuant to an Administrative Services Agreement, and effective for 2001, all intercompany services, except for investment services, are billed through ManUSA to the Company. Pursuant to an Investment Services Agreement, all investment services are billed directly by MLI to the Company.

                                     PART C
                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

ITEM 27 EXHIBITS

The following exhibits are filed as part of this Registration Statement:

(a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I. Incorporated by reference to Exhibit A(1) to the initial registration statement on Form S-6 filed by FNAL Variable Life Account I on August 8, 1997 (File No. 333-33351).

(b)           Not applicable.

(c)(1) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Financial Securities LLC(Underwriter - Incorporated by reference to Exhibit A(3)(a) to post-effective amendment no. #2 to the registration statement on Form S-6 filed on March 1, 2002 (333-69987) ("Post-Effective Amendment No. 2)

(c)(2) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufacturers Financial Securities LLC, Selling Broker Dealers and General Agent - Incorporated by reference to Exhibit A(3)(b) to Post-Effective Amendment no. #2.

(d) Form of Flexible Premium Variable Life Insurance Policy. - Incorporated by reference to Exhibit 1A(5) to pre-effective amendment no. 1 to the registration statement on Form S-6 filed on December 17, 2002 (333-100664).

(e) Form of Application incorporated by reference to Exhibit (a)(10) to pre-effective amendment no. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of New York Separate Account B on April 19, 2001 (File No. 333-69987).

(f)(1)(a) Declaration of Intention and Charter of First North American Life Assurance Company. Incorporated by reference to Exhibit
              (b)(6)(a)(i) to post-effective amendment no. 7 to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of New York Separate Account A on February 25, 1998 (File No. 33-46217).

(f)(1)(b) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company. Incorporated by reference to Exhibit (b)(6)(a)(ii) to post-effective amendment no. 7 to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of New York Separate Account A on February 25, 1998 (File No. 33-46217).

(f)(1)(c) Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York. Incorporated by reference to Exhibit (b)(6)(a)(iii) to post-effective amendment no. 7 to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of New York Separate Account A on February 25, 1998 (File No. 33-46217).

f(2)          By-Laws of The Manufacturers Life Insurance Company of New York.
              Incorporated by reference to Exhibit (b)(6)(b) to post-effective amendment no. 7 to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of New York Separate Account A on February 25, 1998 (File No. 33-46217).

(g) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA). Incorporated by reference to Exhibit A(8)(a) to pre-effective amendment no. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of New York Separate Account B on March 17, 1998 (File No. 333-33351).

(h)           Not Applicable

(i)(1) Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(8)(b) to Post-Effective Amendment No. 2.

(i)(2) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(c) to pre-effective amendment no. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of New York Separate Account B on March 17, 1998 (File No. 333-33351).

(j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. - Incorporated by reference to Exhibit 6 to pre-effective amendment no. 1 to the registration statement on Form S-6 filed on December 17, 2002 (333-100664).

(k) Legal Opinion and consent of Kimberly Ciccarelli, Esq., Secretary and Counsel of The Manufacturers Life Insurance Company of New York. - Incorporated by reference to Exhibit 2A to pre-effective amendment no. 1 to the registration statement on Form S-6 filed on December 17, 2002 (333-100664).

(l)           Actuarial Opinion and Consent - FILED HEREWITH

(m)           Calculation for Illustrations - FILED HEREWITH

(n)(1)        Consent of Ernst & Young, LLP-FILED HEREWITH

(o)           Not applicable.

(p)           Not applicable

(q)           Not applicable

POWERS OF ATTORNEY

(1) Power of Attorney. Incorporated by reference to Exhibit (b)(14) to post-effective amendment no. 7 to the Registration Statement on Form N-4 filed by The Manufacturers Life Insurance Company of New York Separate Account A on February 25, 1998 (File No. 33-46217).

(2) Power of Attorney, Bradford J. Race Jr. - Incorporated by reference to Exhibit 7(a) to Post-Effective Amendment No. 2.

(3) Power of Attorney, Joseph M. Scott - Incorporated by reference to Exhibit b(14)(f) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 filed April 30, 2003 (33-79112).

(4)                         Power of Attorney, Alison Alden, Marc Costantini
              and Bruce Speca - Incorporated by reference to Exhibit (Power of Attorney (4) to post-effective amendment no. #2 to this registration statement filed February 26, 2004.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

        NAME AND                                        POSITION WITH THE MANUFACTURERS LIFE INSURANCE COMPANY
PRINCIPAL BUSINESS ADDRESS                                                   OF NEW YORK
Alison Alden                                                                   Director
73 Tremont Street
Boston, MA 02108

Bruce Avedon                                                                   Director
6601 Hitching Post Lane
Cincinnati, OH 45230

Thomas Borshoff                                                                Director
3 Robin Drive
Rochester, NY 14618

James R. Boyle                                                                 Director
500 Boylston Street
Boston, MA 02116

Robert Cook                                                                    Director
73 Tremont Street
Boston, MA 02108

Marc Costantini                                                                Director
73 Tremont Street
Boston, MA 02108

John D. DesPrez III                                                      Director and Chairman
73 Tremont Street
Boston, MA 02108

Ruth Ann Fleming                                                               Director
205 Highland Avenue
Short Hills, NJ 07078

James D. Gallagher                                                      Director and President
73 Tremont Street
Boston, MA 02108

David W. Libbey                                                                Treasurer
500 Boylston Street
Boston, MA 02116

Neil M. Merkl, Esq.                                                            Director
35-35 161st Street
Flushing, NY 11358

Joseph M. Scott                                                                Director
73 Tremont Street
Boston, MA 02108

Bruce Speca                                                                    Director
73 Tremont Street
Boston, MA 02108

Bradford J. Race Jr                                                            Director
136 East 64th Street

        NAME AND                                        POSITION WITH THE MANUFACTURERS LIFE INSURANCE COMPANY
PRINCIPAL BUSINESS ADDRESS                                                   OF NEW YORK
New York, NY 10021

Nicole Humblias                                        Assistant Vice President and Chief Administrative Officer
73 Tremont Street
Boston, MA 02108

Kim Ciccarelli                                                            Secretary & Counsel
73 Tremont Street
Boston, MA 02108

John Ostler                                                                Appointed Actuary
200 Bloor Street East
Toronto, Ontario
Canada M4W-1E5

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2003

                                                                     LEGAL       % OF       JURISDICTION OF
                    AFFILIATE                                          ID       EQUITY       INCORPORATION
                    ---------                                        -----      ------     -----------------
MANULIFE FINANCIAL CORPORATION                                          2         100            CANADA
  Jupiter Merger Corporation                                          209         100            Delaware
  The Manufacturers Life Insurance Company                              1         100            Canada
     Manulife Bank of Canada                                           58         100            Canada
     Manulife Financial Services Inc.                                 199         100            Canada
     Manulife Securities International Ltd.                            79         100            Canada
     Enterprise Capital Management Inc.                                            20            Ontario
     Cantay Holdings Inc.                                              51         100            Ontario
     FNA Financial Inc.                                               115         100            Canada
       Elliot & Page Limited                                          116         100            Ontario
     NAL Resources Limited                                            117         100            Alberta
     3550435 Canada Inc.                                              107         100            Canada
       MFC Insurance Company Limited                                  106         100            Canada
       FCM Holdings Inc.                                              104         100            Philippines
     Manulife Canada Ltd.                                             157         100            Canada
     1293319 Ontario Inc.                                             170         100            Ontario
     3426505 Canada Inc.                                              161         100            Canada
     Canaccord Holdings Ltd.                                                    12.82       British Columbia
     Manulife International Capital Corporation Limited               135         100            Ontario
       Golf Town Canada Inc.                                                    43.43            Canada
       Regional Power Inc.                                            136          80            Canada

                                                                     LEGAL       % OF       JURISDICTION OF
                    AFFILIATE                                          ID       EQUITY       INCORPORATION
----------------------------------------------------------------     -----      ------     -----------------
                                   ADDALAM POWER CORPORATION(1.)                   50            Philippines
  Avotus Corp.                                                                  10.36            Canada
First North American Insurance Company                                111         100            Canada
JLOC Holding Company                                                               30        Cayman Islands
Opportunity Finance Company                                                        30        Cayman Islands
Resolute Energy Inc.                                                            11.62            Alberta
Seamark Asset Management Ltd.                                         118       35.01            Canada
NAL Resources Management Limited                                      120         100            Canada
  1050906 Alberta Ltd.                                                127         100            Alberta
PK Liquidating Company II, LLC                                                     18            Delaware
PK Liquidating Company I, LLC                                                   18.66            Delaware
Micro Optics Design Corporation                                                 17.69            Nevada
Innova LifeSciences Corporation                                                  15.6            Ontario
2015401 Ontario Inc.                                                  140         100            Ontario
2015500 Ontario Inc.                                                  154         100            Ontario
MFC Global Investment Management (U.S.A.) Limited                     156         100            Canada
Cavalier Cable, Inc.(2)                                                            78            Delaware
2024385 Ontario Inc.                                                  153         100            Ontario
NALC Holdings Inc.(3)                                                 103          50            Ontario
Manulife Holdings (Alberta) Limited                                   201         100            Alberta
  Manulife Holdings (Delaware) LLC                                    205         100            Delaware
    The Manufacturers Investment Corporation                           87         100            Michigan
      Manulife Reinsurance Limited                                     67         100            Bermuda
        Manulife Reinsurance (Bermuda) Limited                        203         100            Bermuda
      The Manufacturers Life Insurance Company (U.S.A.)                19         100            Michigan
        ManuLife Service Corporation                                    7         100            Colorado
        Manulife Financial Securities LLC                               5         100            Delaware
        Manufacturers Securities Services, LLC(4.)                     97          60            Delaware
        The Manufacturers Life Insurance Company of New York           94         100            New York
        The Manufacturers Life Insurance Company of America            17         100            Michigan
        Aegis Analytic Corporation                                              15.41            Delaware
        Manulife Property Management of Washington, D.C., Inc.                    100            Wash., D.C.
        ESLS Investment Limited, LLC                                               25            Ohio
        Polymerix Corporation                                                    11.4            Delaware
        Ennal, Inc.                                                   124         100            Delaware
        Avon Long Term Care Leaders LLC                               158         100            Delaware
        TissueInformatics Inc.                                                  14.71            Delaware
        Ironside Venture Partners I LLC                               196         100            Delaware
           NewRiver Investor Communications Inc.                                11.29            Delaware
        Ironside Venture Partners II LLC                              197         100            Delaware
        Flex Holding, LLC                                                        27.7            Delaware
           Flex Leasing I, LLC                                                  99.99            Delaware
        Manulife Leasing Co., LLC                                     150          80            Delaware
        Dover Leasing Investments, LLC                                             99            Delaware
        MCC Asset Management, Inc.                                    186         100            Delaware
MFC Global Fund Management (Europe) Limited                            64         100            England
  MFC Global Investment Management (Europe) Limited                               100            England
WT (SW) Properties Ltd.                                                82         100            England
Manulife Europe Ruckversicherungs-Aktiengesellschaft                  138         100            Germany
Manulife International Holdings Limited                               152         100            Bermuda
  Manulife Provident Funds Trust Company Limited                      163         100            Hong Kong
  Manulife Asset Management (Asia) Limited                             78         100            Barbados
    P.T. Manulife Aset Manajemen Indonesia                            141          85            Indonesia
    Manulife Asset Management (Hong Kong) Limited                                 100            Hong Kong
  Manulife (International) Limited                                     28         100            Bermuda

                                                                     LEGAL       % OF       JURISDICTION OF
                    AFFILIATE                                          ID       EQUITY       INCORPORATION
---------------------------------------------------------------      -----      ------      ----------------
    Manulife-Sinochem Life Insurance Co. Ltd.                          43          51            China
    The Manufacturers (Pacific Asia) Insurance Company Limited         61         100            Hong Kong
                      MANULIFE CONSULTANTS LIMITED                                100            Hong Kong
                      MANULIFE FINANCIAL SHAREHOLDINGS LIMITED                    100            Hong Kong
    Manulife Financial Management Limited                                         100            Hong Kong
    Manulife Financial Group Limited                                              100            Hong Kong
    Manulife Financial Investment Limited                                         100            Hong Kong
Manulife (Vietnam) Limited                                            188         100            Vietnam
The Manufacturers Life Insurance Co. (Phils.), Inc.                   164         100            Philippines
  FCM Plans, Inc.                                                     155         100            Philippines
  Manulife Financial Plans, Inc.                                      187         100            Philippines
P.T. Asuransi Jiwa Manulife Indonesia                                  42          71            Indonesia
  P.T. Buanadaya Sarana Informatika                                               100            Indonesia
             P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                     75         100            Indonesia
             P.T. ZURICH LIFE INSURANCE COMPANY                                   100            Indonesia
             P.T. ING LIFE INSURANCE INDONESIA                                    100            Indonesia
Manulife (Singapore) Pte. Ltd.                                         14         100            Singapore
Manulife Holdings (Bermuda) Limited                                   147         100            Bermuda
    Manulife Management Services Ltd.                                 191         100            Barbados
    Manufacturers P&C Limited                                          36         100            Barbados
                      MANUFACTURERS LIFE REINSURANCE LIMITED           49         100            Barbados
Manulife European Holdings 2003 (Alberta) Limited                     202         100            Alberta
  Manulife European Investments (Alberta) Limited                     204         100            Alberta
    Manulife Hungary Holdings Limited(5).                             149          99            Hungary
MLI Resources Inc.                                                    193         100            Alberta
  Manulife Life Insurance Company(6)                                  180          35            Japan
  Manulife Century Investments (Bermuda) Limited                      172         100            Bermuda
    Manulife Century Investments (Luxembourg) S.A.                    173         100            Luxembourg
      Manulife Century Investments (Netherlands) B.V.                 174         100            Netherlands
        Daihyaku Manulife Holdings (Bermuda) Limited                  175         100            Bermuda
        Manulife Century Holdings (Netherlands) B.V.                  195         100            Netherlands
           Kyoritsu Confirm Co., Ltd.(7)                              179        90.9            Japan
           Manulife Premium Collection Co., Ltd.(8)                   178          57            Japan
           Y.K. Manulife Properties Japan                             142         100            Japan
Manulife Holdings (Hong Kong) Limited                                  15         100            Hong Kong
Manulife (Malaysia) SDN.BHD.                                           74         100            Malaysia
Manulife Financial Systems (Hong Kong) Limited                         53         100            Hong Kong
Manulife Data Services Inc.                                            81         100            Barbados

(1.)     Inactive subsidiaries are noted in italics.

(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).

(3)      50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(4.) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(5.)     1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(6) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.

(7) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(8) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 30. INDENIFICATION

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

a.       Name of Investment Company                   Capacity In Which Acting

         Set forth below is information concerning other investment companies for which Manulife Financial Securities LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

         The Manufacturers Life Insurance             Principal Underwriter
         Company (U.S.A.)
         Separate Account H

         The Manufacturers Life Insurance             Principal Underwriter
         Company (U.S.A.)
         Separate Account I

         The Manufacturers Life Insurance             Principal Underwriter
         Company (U.S.A.)
         Separate Account J

         The Manufacturers Life Insurance             Principal Underwriter
         Company (U.S.A.)
         Separate Account K

         The Manufacturers Life Insurance             Principal Underwriter
         Company (U.S.A.)
         Separate Account M

         The Manufacturers Life Insurance             Principal Underwriter
         Company of New York Separate
         Account A

         The Manufacturers Life Insurance             Principal Underwriter
         Company of New York Separate
         Account B

         b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***Principal business office is 680 Washington Blvd, Stamford, CT 06901

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

ITEM 33. MANAGEMENT SERVICES

None

ITEM 34. FEE REPRESENTATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29 day of April, 2004.


THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B
(Registrant)

By: THE MANUFACTURERS LIFE
INSURANCE COMPANY OF NEW YORK
(Depositor)

By: /s/James D. Gallagher
    -----------------------
    James D. Gallagher
    President

Attest

/s/Kimberly S. Ciccarelli
--------------------------
Kimberly S. Ciccarelli
Counsel and Secretary


Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amended Registration Statement to be signed on its behalf by the undersigned on the 29th day of April, 2004 in the City of Boston, and Commonwealth of Massachusetts.


THE MANUFACTURERS LIFE
INSURANCE COMPANY OF NEW YORK
(Depositor)

By: /s/James D. Gallagher
    -----------------------
    James D. Gallagher
    President

Attest

/s/Kimberly S. Ciccarelli
--------------------------
Kimberly S. Ciccarelli
Counsel and Secretary

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 29th day of April, 2004.


           SIGNATURE                                                                  TITLE
/s/James D. Gallagher
------------------------------------                        Director and President
James D. Gallagher                                          (Principal Executive Officer)

*----------------------------------                         Director and Chairman
John D. DesPrez, III

*----------------------------------                         Director
Alison Alden

*----------------------------------                         Director
Marc Costantini

*----------------------------------                         Director
Ruth Ann Fleming

*----------------------------------                         Director
Neil M. Merkl

*----------------------------------                         Director
Thomas Borshoff

*----------------------------------                         Director
Bradford J. Race Jr.

*----------------------------------                         Director
Bruce Robert  Speca

*----------------------------------                         Director
James R. Boyle

*----------------------------------                         Director
Bruce Avedon

*----------------------------------                         Director
Joseph M. Scott

*----------------------------------                         Director
Robert Cook

                                                            Treasurer (Principal Financial and Accounting Officer)
/s/David W. Libbey
------------------------------------
David W. Libbey

*By: /s/David W. Libbey
     -------------------------------
     David W. Libbey
     Attorney-in-Fact Pursuant
     to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
(l)                        Actuarial Opinion and Consent

(m)                        Calculation for Illustrations

(n)(1)                     Consent of Ernst & Young, LLP

----------------